UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2214
                                                     ---------------------

                            Columbia Funds Trust I
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: October 31, 2004
                                           ------------------

                  Date of reporting period: April 30, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


COLUMBIA TAX-MANAGED FUNDS
     SEMIANNUAL REPORT
      APRIL 30, 2004




Photo of Man & Woman Smiling


[EAGLE HEAD LOGO]    COLUMBIAFUNDS
                     A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

A Closer Look ..........................................    1
Economic Update ........................................    2
Columbia Tax-Managed Aggressive
   Growth Fund .........................................    3
Columbia Tax-Managed Growth Fund .......................    6
Columbia Tax-Managed Growth Fund II ....................    7
Columbia Tax-Managed Value Fund ........................   10
Financial Statements ...................................   13
   Investment Portfolio ................................   14
   Statements of Assets and Liabilities ................   24
   Statements of Operations ............................   26
   Statements of Changes in Net Assets .................   27
   Notes to Financial Statements .......................   31
   Financial Highlights ................................   37
Shareholders Meeting Results ...........................   46
Important Information
   About This Report ...................................   47
Columbia Funds .........................................   48

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC    MAY LOSE VALUE
INSURED    NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS______________________________________________________
                                                      Columbia Tax-Managed Funds

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.


Sincerely,


/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

COMPARING PRE-TAX AND AFTER-TAX RETURNS

The chart on this page offers a comparison between pre-tax and after-tax returns. For those tax-managed funds with no taxable income distributions, the returns after taxes on distributions were the same as the pre-tax returns for the time periods shown. When a fund has distributed taxable income, the total returns after taxes on distributions will be different from the returns before taxes.

THERE MAY BE FUTURE DISTRIBUTIONS

In the future, any or all of these tax-managed funds may be required to distribute taxable income and capital gains. In addition, market conditions may limit the funds' ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may also require the funds to sell securities and realize gains. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the historically highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown may not be relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A CLOSER LOOK___________________________________________________________________
                                                     Columbia Tax-Managed Funds

AVERAGE ANNUAL TOTAL RETURN, CLASS A SHARES WITH SALES CHARGE FOR THE PERIOD THAT ENDED 04/30/04 (%)



                                                               1-YEAR   5-YEAR   LIFE
                                                               ------- -------- -------

COLUMBIA TAX-MANAGED AGGRESSIVE GROWTH FUND (SINCE 08/01/00)
Returns before taxes                                           12.92     n/a    -11.78
Returns after taxes on distributions                           12.92     n/a    -11.78
Returns after taxes on distributions and sale of fund shares    8.40     n/a     -9.73
Russell MidCap Growth Index                                    36.14     n/a     -8.80

COLUMBIA TAX-MANAGED GROWTH FUND (SINCE 12/30/96)
Returns before taxes                                           11.05    -4.48     3.41
Returns after taxes on distributions                           11.05    -4.48     3.41
Returns after taxes on distributions and sale of fund shares    7.19    -3.75     2.95
S&P 500 Index                                                  22.88    -2.26     6.97

COLUMBIA TAX-MANAGED GROWTH FUND II (SINCE 03/07/00)
Returns before taxes                                           10.84     n/a     -8.79
Returns after taxes on distributions                           10.84     n/a     -8.79
Returns after taxes on distributions and sale of fund shares    7.05     n/a     -7.30
S&P 500 Index                                                  22.88     n/a     -3.33

COLUMBIA TAX-MANAGED VALUE FUND (SINCE 06/01/99)
Returns before taxes                                           16.68     n/a     -2.90
Returns after taxes on distributions                           16.54     n/a     -2.92
Returns after taxes on distributions and sale of fund shares   11.02     n/a     -2.44
Russell 1000 Value Index                                       26.26     n/a      1.92


Indices do not reflect any deduction for fees, expenses or taxes. After-tax returns are shown for class A shares only; after-tax returns for other share classes will vary.

TO THE SHAREHOLDERS OF COLUMBIA TAX-MANAGED AGGRESSIVE GROWTH, COLUMBIA TAX-MANAGED GROWTH AND COLUMBIA TAX-MANAGED GROWTH II FUNDS

We are pleased to report that these funds did not distribute taxable income to fund shareholders. This means that the individual pre-tax returns for these funds are the same as the returns after taxes on distributions. Since the inception of all of these funds to the date of this report, there has been no payment of taxable distributions. While we want to remind you that we can't guarantee this will always be the case, we are proud of our "non-taxing" track record and will strive to continue it.

TO THE SHAREHOLDERS OF COLUMBIA TAX-MANAGED VALUE FUND

This is the first time, since the fund's inception in June 1999, that the fund has reported a taxable income distribution. This means that fund's returns before taxes are higher than the fund's returns after taxes on distributions. Although we do our best to reduce the fund's shareholders exposure to taxes, it is important to note that from time to time the fund may be required to distribute taxable income and/or capital gains.

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

o STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 Index and the MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

                         S&P INDEX        MSCI INDEX
                           6.27%            12.39%

                         arrow up         arrow up

o PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH RETURNED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A 1.25% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

                     MERRILL LYNCH INDEX     LEHMAN INDEX
                            5.27%             1.25%

                            arrow up         arrow up

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

ECONOMIC UPDATE_________________________________________________________________
                                                      Columbia Tax-Managed Funds

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up, but remained relatively low.

Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement during the period. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment also picked up.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. However, large-caps held up better when stocks retreated in April. Sector leadership also rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Gold stocks were driven downward as the price of the precious metal plummeted. And REIT prices fell as investors took profits. Energy was the strongest performing industry sector of the US stock market, buoyed by the rising price of crude oil.

Foreign stock markets did even better than the US stock market. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the period. European and Japanese stock markets were helped by a declining US dollar and a rebound in economic growth.

BOND GAINS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose sharply in the final month of the period. Investment grade bonds lost ground because bond prices and interest rates move in opposite directions. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

PERFORMANCE OF A $10,000 INVESTMENT 08/01/00 - 04/30/04 ($)

    SALES CHARGE       WITHOUT        WITH
    ------------       -------       ------
    Class A             6,635        6,252
    Class B             6,454        6,260
    Class C             6,454        6,454
    Class Z             6,661         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION________________________________________________________
                                     Columbia Tax-Managed Aggressive Growth Fund

VALUE OF A $10,000 INVESTMENT 08/01/00 - 04/30/04

[MOUNTAIN CHART]

      CLASS A             CLASS A
   SHARES WITHOUT       SHARES WITH      RUSSELL MIDCAP     S&P MIDCAP
    SALES CHARGE        SALES CHARGE      GROWTH INDEX       400 INDEX
    ------------        ------------      ------------       ---------
      $10000              $ 9425            $10000            $10000
       11648               10978             11508             11117
       11709               11035             10945             11041
       10664               10051             10197             10667
        8335                7856              7981              9862
        8914                8401              8401             10616
        9500                8954              8881             10853
        7723                7279              7345             10233
        6757                6368              6294              9473
        7343                6921              7343             10518
        7516                7083              7308             10763
        7809                7360              7312             10720
        7334                6912              6819             10560
        6842                6448              6325             10215
        5815                5480              5279              8944
        6048                5700              5834              9339
        6557                6180              6463             10034
        6877                6481              6708             10553
        6825                6433              6490             10498
        6575                6196              6122             10511
        6963                6563              6589             11262
        6877                6481              6241             11209
        6756                6367              6055             11020
        6342                5977              5386             10213
        5660                5334              4863              9222
        5565                5245              4846              9270
        5366                5058              4461              8522
        5556                5237              4807              8891
        5694                5366              5183              9406
        5392                5082              4870              9020
        5358                5050              4822              8756
        5254                4952              4780              8548
        5254                4952              4869              8620
        5539                5220              5201              9245
        5988                5643              5701             10012
        6109                5757              5783             10139
        6238                5879              5989             10499
        6566                6189              6319             10976
        6239                5880              6196             10808
        6748                6360              6696             11625
        6920                6522              6875             12029
        6946                6547              6950             12233
        7102                6693              7180             12498
        7084                6677              7300             12798
        6990                6588              7286             12852
        6635                6252              7080             12430

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index tracks the performance of mid-capitalization US stocks. This index was the fund's previous benchmark. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from August 1, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                    A                 B                  C               Z
-----------------------------------------------------------------------------------------
INCEPTION                  08/01/00            08/01/00          08/01/00        08/01/00
-----------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT     WITH    WITHOUT     WITH   WITHOUT    WITH     WITHOUT
-----------------------------------------------------------------------------------------
6-month (cumulative)   -1.66     -7.35      -1.97    -6.87     -1.97     -2.95      -1.40
1-year                 19.78     12.92      18.92    13.92     18.92     17.92      20.25
Life                  -10.37    -11.78     -11.03   -11.75    -11.03    -11.03     -10.27


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                   B                  C             Z
-----------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH     WITHOUT     WITH   WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------
6-month (cumulative)   12.03      5.61      11.60     6.60     11.61     10.61     12.14
1-year                 33.00     25.39      32.16    27.16     32.21     31.21     33.50
Life                   -9.31    -10.77      -9.96   -10.70     -9.99     -9.99     -9.22


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 1.66% WITHOUT SALES CHARGE.

o THE FUND'S HIGH-QUALITY FOCUS AND OVERWEIGHT IN TECHNOLOGY DEPRESSED ITS RETURN RELATIVE TO ITS BENCHMARK AND PEER GROUP.

o WE BELIEVE THE FUND'S EMPHASIS ON QUALITY HAS THE POTENTIAL TO HELP CUSHION THE FUND AGAINST VOLATILITY.

                                    RUSSELL MIDCAP
              CLASS A SHARES        GROWTH INDEX
                   -1.66%               5.74%

                 arrow down            arrow up

                                   OBJECTIVE
                            Seeks long-term capital
                             growth while reducing
                         shareholder exposure to taxes

                                TOTAL NET ASSETS
                                  $11.7 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

Class A                   7.69
Class B                   7.48
Class C                   7.48
Class Z                   7.72


PORTFOLIO MANAGER'S REPORT______________________________________________________
                                    Columbia Tax-Managed Aggressive Growth Fund

For the six-month period ended April 30, 2004, Columbia Tax-Managed Aggressive Growth Fund class A shares returned negative 1.66% without sales charge. The fund came out behind the Russell MidCap Growth Index, which returned 5.74%. The fund also fell short of the Morningstar Mid-Cap Growth Funds Category average, which returned 3.30%.1 The fund's high-quality bias hurt its return during the first half of the period as low-quality stocks were the biggest beneficiaries of an improving economy. Later, the fund's overweight position in technology hindered performance as investors worried that the best times were over for this sector. Our disciplined focus on mid-cap stocks (with market capitalizations of $10 billion or less) also meant we missed out on strong returns from several larger-cap stocks in the Russell MidCap Growth Index.

TECHNOLOGY WEIGHT AND TECHNOLOGY DISAPPOINTMENTS DEPRESSED FUND'S RETURN

During the period, the fund's single largest position was in the technology sector, which typically does well when corporate spending picks up. However, after a strong run in the fourth quarter of 2003, technology stocks tumbled in the first quarter of 2004. Many were hurt by concerns that earnings growth, while good, was slowing. Companies that reported the slightest miss on earnings or revenues numbers, such as Amkor Technology and Foundry Networks, suffered sharp declines in their stock prices. Amkor Technology makes packaging for semiconductors, and Foundry Networks makes network switches. Comverse Technology, one of the fund's largest holdings, made little headway despite improving prospects in its voice mail software business. However, several of the technology stocks in the portfolio were strong performers. Amdocs, which develops billing software for telecommunications companies, and Lexmark International, which makes printers and cartridges, benefited from strong product demand.

ADDITIONAL DISAPPOINTMENTS FROM BIOTECHNOLOGY AND CONSUMER STOCKS

The fund also lost ground when selected biotechnology holdings declined as investors worried about whether they would deliver on earnings expectations. ICOS, a biotech company with a new drug called Cialis to treat erectile dysfunction, and Barr Pharmaceuticals, a generic drug manufacturer, also came under pressure as earnings growth slowed. In the consumer discretionary sector, retail investments, such as Bed Bath & Beyond, declined as investors worried that consumer spending had peaked. In addition, we lost ground by not owning larger-cap stocks such as Starbucks, which rallied sharply.

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

TOP 5 SECTORS AS OF 04/30/04 (%)

    Information technology                36.1
    Health care                           25.6
    Consumer discretionary                12.9
    Industrials                            9.6
    Energy                                 9.3

TOP 10 HOLDINGS AS OF 04/30/04 (%)

    Amphenol                               2.3
    Caremark Rx                            2.1
    DaVita                                 2.0
    Comverse Technology                    2.0
    Amdocs                                 1.8
    Medicis Pharmaceutical                 1.8
    Education Management                   1.7
    Bed Bath & Beyond                      1.7
    Microchip Technology                   1.6
    Univision Communications               1.6


Holdings and sector breakdowns are calculated as a percentage of net assets.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 04/30/04 (%)

    Amkor Technology                       0.4
    Foundry Networks                       0.2
    Comverse Technology                    2.0
    Amdocs                                 1.8
    Lexmark International                  1.1
    ICOS                                   1.1
    Barr Pharmaceuticals                   1.3
    Bed Bath & Beyond                      1.7
    National-Oilwell                       1.6
    XTO Energy                             1.4
    DaVita                                 2.0
    Caremark Rx                            2.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                    Columbia Tax-Managed Aggressive Growth Fund

STRONG GAINS FROM ENERGY AND HEALTH CARE

The fund had an above-average stake in energy stocks, which rallied amid high oil and natural gas commodity prices, increased demand and tight supplies. National-Oilwell, a supplier of components for drilling rigs, and XTO Energy, a producer of oil and natural gas, did especially well as spending on drilling increased. Overall, health care stocks, which were the fund's second largest sector weight, boosted performance. As investors shifted into sectors that were less sensitive to economic growth, DaVita, which runs kidney dialysis centers nationwide, and Caremark Rx, a leading pharmacy benefits manager, were stand-out performers.

POSITIVE ECONOMIC OUTLOOK CLOUDED BY GEOPOLITICAL UNCERTAINTIES

We expect economic growth to continue at a relatively strong pace, especially if higher profits fuel increased corporate spending. A positive economic outlook and rising earnings are typically good for stocks. However, geopolitical concerns, higher interest rates, the forthcoming presidential election and high oil and gas prices have the potential to result in further volatility. In this environment, we plan to continue our focus on high-quality stocks and economically-sensitive sectors. As a result, technology remains the largest weight in the portfolio. However, if inflation becomes a concern and corporate spending appears to peak, we would likely trim our technology stake and move a greater portion of the fund's assets into more defensive areas, such as health care and energy.

[Photo of Richard Johnson]

                       Richard Johnson, CFA, has managed Columbia Tax-Managed Aggressive Growth Fund since March 2002 and has been with the advisor and its predecessors since 1994.

                       /s/ Richard F Johnson

Investing in small- and mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Certain active tax-reduction techniques are used only if the fund's advisor believes they will help the fund achieve its investment goals. The fund expects to distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

PERFORMANCE OF A $10,000 INVESTMENT 12/30/96 - 04/30/04 ($)

    SALES CHARGE        WITHOUT       WITH
    ------------        -------      -------
    Class A             13,571       12,791
    Class B             12,847       12,847
    Class C             12,837       12,837
    Class E             13,502       12,894
    Class F             12,857       12,857
    Class Z             13,750        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                Columbia Tax-Managed Growth Fund

VALUE OF A $10,000 INVESTMENT 12/30/96 - 04/30/04

[MOUNTAIN CHART]

      CLASS A            CLASS A
  SHARES WITHOUT       SHARES WITH        S&P 500
   SALES CHARGE        SALES CHARGE        INDEX
   ------------        ------------      ---------
      $10000            $ 9425            $10000
        9960              9387              9827
       10386              9789             10441
       10227              9639             10523
        9672              9116             10090
        9959              9387             10693
       10723             10107             11344
       11239             10593             11852
       12131             11434             12795
       11595             10928             12079
       12349             11639             12741
       11943             11256             12315
       12221             11518             12885
       12389             11677             13107
       12627             11901             13252
       13500             12724             14208
       14086             13276             14935
       14076             13267             15086
       13728             12939             14827
       14036             13229             15429
       13926             13125             15265
       11674             11003             13058
       12429             11714             13895
       13281             12517             15025
       14204             13387             15935
       15048             14183             16853
       15227             14351             17557
       15029             14165             17011
       15743             14838             17692
       16080             15155             18376
       15732             14828             17943
       17002             16024             18939
       16575             15622             18348
       16456             15510             18258
       16148             15220             17757
       17051             16071             18882
       17240             16249             19265
       19275             18166             20400
       18342             17287             19375
       18510             17446             19009
       19532             18409             20868
       18720             17643             20240
       17827             16802             19825
       18709             17633             20315
       18670             17596             19998
       19900             18756             21240
       18907             17820             20118
       18232             17184             20034
       16130             15203             18455
       16319             15380             18546
       17459             16456             19204
       15366             14482             17453
       14166             13351             16346
       15187             14314             17616
       15128             14258             17734
       14821             13969             17303
       14673             13829             17134
       13681             12894             16061
       12183             11482             14763
       12580             11857             15045
       13642             12857             16199
       13691             12904             16342
       13354             12586             16103
       13136             12381             15793
       13672             12886             16386
       12829             12091             15393
       12749             12016             15280
       11608             10941             14192
       10825             10202             13086
       10913             10286             13171
        9892              9323             11739
       10785             10165             12773
       11460             10801             13525
       10666             10053             12731
       10527              9922             12397
       10478              9875             12211
       10617             10007             12330
       11520             10857             13346
       11986             11297             14049
       11877             11194             14229
       12205             11503             14479
       12522             11802             14762
       12254             11550             14605
       12988             12242             15432
       13117             12363             15568
       13673             12887             16383
       13902             13102             16685
       14060             13252             16917
       13901             13102             16661
       13571             12791             16393

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 30, 1996.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                    A                   B                  C                  E                    F             Z
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION                  12/30/96            12/30/96             12/30/96            12/30/96           12/30/96     01/11/99
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH     WITHOUT    WITH      WITHOUT    WITH     WITHOUT    WITH     WITHOUT   WITH    WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    4.51    -1.50       4.18     -0.82       4.10      3.10      4.53     -0.17      4.18     -0.82     4.68
1-year                 17.83    11.05      17.09     12.09      17.00     16.00     17.84     12.53     17.07     12.07    18.26
5-year                 -3.34    -4.48      -4.05     -4.43      -4.06     -4.06     -3.39     -4.27     -3.98     -4.37    -3.10
Life                    4.25     3.41       3.48      3.48       3.47      3.47      4.18      3.53      3.49      3.49     4.44


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                     A                  B                  C                   E                  F          Z
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH     WITHOUT    WITH      WITHOUT    WITH     WITHOUT    WITH     WITHOUT   WITH    WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)   13.44     6.92      12.95      7.95     12.95      11.95     13.34      8.24     13.02     8.02    13.52
1-year                 30.93    23.41      30.00     25.00     30.00      29.00     30.80     24.91     29.94    24.94    31.27
5-year                 -2.46    -3.61      -3.19     -3.58     -3.19      -3.19     -2.52     -3.42     -3.11    -3.50    -2.21
Life                    4.65     3.79       3.85      3.85      3.85       3.85      4.56      3.90      3.88     3.88     4.83


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, 4.50% for class E shares and the appropriate class B and class F contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share performance information includes returns for the fund's class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class of shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

PERFORMANCE OF A $10,000 INVESTMENT 03/07/00 - 04/30/04 ($)

    SALES CHARGE        WITHOUT        WITH
    ------------        -------       -------
    Class A              7,242        6,826
    Class B              7,017        6,876
    Class C              7,000        7,000
    Class Z              7,308         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                             Columbia Tax-Managed Growth Fund II

VALUE OF A $10,000 INVESTMENT 03/07/00 - 04/30/04

[MOUNTAIN CHART]

      CLASS A            CLASS A
  SHARES WITHOUT       SHARES WITH        S&P 500
   SALES CHARGE        SALES CHARGE        INDEX
   ------------        ------------      ---------
      $10000            $ 9425            $10000
       10450              9849             10778
        9859              9292             10454
        9442              8899             10239
        9866              9299             10492
        9883              9315             10329
       10492              9889             10970
       10017              9441             10391
        9625              9072             10347
        8516              8027              9532
        8666              8168              9578
        9266              8733              9918
        8091              7626              9014
        7499              7068              8442
        8075              7610              9098
        8008              7547              9159
        7832              7382              8937
        7732              7287              8849
        7207              6793              8295
        6457              6086              7625
        6599              6219              7771
        7224              6808              8367
        7307              6887              8440
        7065              6659              8317
        6990              6588              8157
        7307              6887              8463
        6865              6471              7950
        6824              6431              7891
        6257              5897              7330
        5832              5497              6759
        5849              5513              6803
        5308              5002              6063
        5783              5450              6597
        6141              5788              6985
        5700              5372              6575
        5649              5325              6403
        5608              5285              6307
        5691              5364              6368
        6158              5804              6893
        6399              6031              7256
        6341              5976              7349
        6516              6141              7478
        6691              6307              7624
        6550              6173              7543
        6941              6542              7970
        6999              6597              8040
        7300              6880              8462
        7425              6998              8617
        7508              7076              8737
        7416              6990              8605
        7242              6826              8468

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 7, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                   A                B                  C             Z
-----------------------------------------------------------------------------------
INCEPTION                  03/07/00        03/07/00          03/07/00      03/07/00
-----------------------------------------------------------------------------------
SALES CHARGE          WITHOUT   WITH   WITHOUT   WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------
6-month (cumulative)    4.32    -1.70    3.95    -1.05     3.96      2.96      4.53
1-year                 17.59    10.84   16.78    11.78    16.67     15.67     17.88
Life                   -7.49    -8.79   -8.19    -8.63    -8.24     -8.24     -7.28




AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

SHARE CLASS                   A                  B                C             Z
------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------
6-month (cumulative)   13.23     6.71   12.81     7.81     12.84     11.84    13.38
1-year                 30.31    22.76   29.39    24.39     29.47     28.47    30.71
Life                   -7.09    -8.43   -7.79    -8.25     -7.84     -7.84    -6.88


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE CLASS A SHARES OF COLUMBIA TAX-MANAGED GROWTH FUND AND COLUMBIA TAX-MANAGED GROWTH FUND II RETURNED 4.51% AND 4.32% WITHOUT SALES CHARGE, RESPECTIVELY. GOOD STOCK SELECTION IN HEALTH CARE AND INDUSTRIAL SECTORS AIDED PERFORMANCE.

o THE FUNDS' RETURNS WERE SLIGHTLY LOWER THAN THE RETURN OF THEIR BENCHMARK, THE S&P 500 Index. They were higher than the average return of their peer group, the Morningstar Large Growth Category.

o ALTHOUGH TECHNOLOGY STOCKS WERE THE MARKET'S WORST PERFORMERS, GOOD STOCK SELECTION HELPED THE FUND'S TECHNOLOGY POSITIONS OUTPERFORM RELATIVE TO THEIR BENCHMARK.

        TAX-MANAGED GROWTH FUND
NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

    Class A                       13.68
    Class B                       12.95
    Class C                       12.94
    Class E                       13.61
    Class F                       12.96
    Class Z                       13.86

       TAX-MANAGED GROWTH FUND II
NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

    Class A                       8.69
    Class B                       8.42
    Class C                       8.40
    Class Z                       8.77

       TAX-MANAGED GROWTH FUND
TOP 5 SECTORS AS OF 04/30/04 (%)

    Financials                    20.5
    Information technology        20.4
    Health care                   18.7
    Industrials                   12.3
    Consumer staples               9.8

       TAX-MANAGED GROWTH FUND II
TOP 5 SECTORS AS OF 04/30/04 (%)

    Information technology        20.3
    Financials                    19.8
    Health care                   19.1
    Industrials                   13.2
    Consumer staples               9.8

Sector breakdowns are calculated as a percentage of net assets.

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                               Columbia Tax-Managed Growth Funds

For the six-month period ended April 30, 2004, Columbia Tax-Managed Growth Fund class A shares returned 4.51% without sales charge. Columbia Tax-Managed Growth Fund II class A shares returned 4.32% without sales charge. The funds underperformed their benchmark, the S&P 500 Index, which returned 6.27% for the period. However, the funds' returns exceeded the average return of their peer group, the Morningstar Large Growth Category, which was 2.66%. 1

TECHNOLOGY STOCKS FOLLOWED STOCK MARKET TRENDS

Driven by an expanding domestic economy and strong corporate profit growth, stock prices appreciated sharply throughout most of 2003 and into early 2004. However, as investors became concerned about inflationary pressures and the likelihood of rising interest rates, the stock market faltered near the end of the period.

In an environment of increasing investor caution, technology stocks were the market's worst-performing sector. That hurt the funds' performance because technology was a significant holding for both funds. However, favorable stock selection in the technology sector helped the funds' relative returns. Our investments in Symantec, Electronic Arts and Lexmark International did much better than technology stocks overall during the period. Symantec, a leading vendor of computer security products, benefited from strong demand due to rising Internet usage and the increased incidence of computer viruses. Electronic Arts, a third-party video game publisher, was helped by a growing base of game consoles in use and by a steady stream of new and updated games. Increased Internet usage as well as an expanding base of digital camera users have boosted demand for Lexmark International's low cost, high quality printers.

HEALTH CARE AND INDUSTRIAL SECTORS LED THE FUNDS' PERFORMANCE

As in the prior reporting period, the funds had a significant position in health care stocks, which were the leading contributors to relative returns. Good stock selection within the sector aided returns, led by particularly good performances from Express Scripts, St. Jude Medical and Zimmer Holdings. During the period, we continued to add to health care with the purchase of Teva Pharmaceutical Industries and Eli Lilly & Co.

The industrial sector was also a standout performer for the funds. We emphasized machinery stocks, which benefited from stronger global economic growth. Within the industrial sector, Eaton, Illinois Tool Works and Deere & Co. were each solid contributors during the period.

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

       TAX-MANAGED GROWTH FUND
TOP 10 HOLDINGS AS OF 04/30/04 (%)

    Wal-Mart Stores                    3.3
    Citigroup                          3.2
    Exxon Mobil                        2.8
    American International Group       2.7
    Nabors Industries                  2.6
    St. Jude Medical                   2.6
    Microsoft                          2.4
    Zimmer Holdings                    2.4
    Bank of America                    2.4
    Illinois Tool Works                2.4

      TAX-MANAGED GROWTH FUND II
TOP 10 HOLDINGS AS OF 04/30/04 (%)

    Wal-Mart Stores                    3.3
    Citigroup                          3.2
    Exxon Mobil                        2.9
    American International Group       2.8
    Nabors Industries                  2.6
    St. Jude Medical                   2.6
    Zimmer Holdings                    2.6
    Microsoft                          2.5
    General Electric                   2.5
    Pfizer                             2.4

Holdings are calculated as a percentage of net assets.

                              COLUMBIA   COLUMBIA
                                TAX-       TAX-
    HOLDINGS DISCUSSED        MANAGED    MANAGED
    IN THIS REPORT AS         GROWTH     GROWTH
    OF 04/30/04 (%)             FUND      FUND II
    -------------------       --------   --------
    Symantec                    1.2         1.2
    Electronic Arts             1.1         1.1
    Lexmark International       1.9         1.9
    Express Scripts             2.1         2.1
    St. Jude Medical            2.6         2.6
    Zimmer Holdings             2.4         2.6
    Teva Pharmaceutical
       Industries               1.5         1.5
    Eli Lilly & Co.             1.9         2.1
    Eaton                       2.2         2.1
    Illinois Tool Works         2.4         2.3
    Deere & Co.                 1.9         1.8
    Kohl's                      1.9         1.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                               Columbia Tax-Managed Growth Funds
RETAILING AND MEDIA STOCKS LAGGED

The funds' investments in retailing and media stocks detracted from returns, primarily due to disappointing performances from Kohl's and Comcast. Kohl's recent operating results have been subpar in our opinion. However, we still hold the stock because it is attractively priced relative to our estimate of its future earning potential. We eliminated our position in Comcast because we were concerned about the company's acquisition strategy as well as increasing competition.

POSITIVE OUTLOOK DESPITE HEADWINDS

In our view, investors have been alternating between "glass is half full/half empty" scenarios. The positive view is that stocks are positioned to move higher because corporate profits are still experiencing strong growth. The negative view is that economic growth has been so strong that it could lead to higher inflation and higher interest rates, which could eventually create an environment of slower growth. We agree that current economic momentum is unsustainably high and that interest rates are likely to move up. But we also believe that some moderation in economic growth is healthy because it could help limit future Federal Reserve interest rate increases, thereby creating a more sustainable period of profit growth.

Barring a major external event--and despite the uncertainty introduced by the forthcoming presidential election--we expect solid growth in the economy and in corporate profits well into next year. There is ample historical precedent to suggest that stocks could continue to appreciate even as interest rates begin to rise. And if investors become risk-averse because of an uncertain environment, we believe they are more likely to rotate back into the higher quality, large-cap stocks which make up the funds' core holdings.

                       William M. Hughes is a senior equity analyst at Stein Roe Investment Counsel, sub-advisor to the funds. Mr. Hughes is also a member of the investment management team for Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II. No single individual has primary management responsibility over the funds' portfolio securities.

                       /s/ William M. Hughes

The funds' approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Certain active tax-reduction techniques are used only if the funds' advisor believes they will help the funds achieve their investment goals. The funds expect to distribute taxable income and capital gains from time to time. Market conditions may limit the funds' ability to generate tax losses or to avoid dividend income. The ability to use certain tax-managed techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

PERFORMANCE OF A $10,000 INVESTMENT 06/01/99 - 04/30/04 ($)

    SALES CHARGE     WITHOUT     WITH
    ------------     -------    ------
    Class A           9,182     8,654
    Class B           8,877     8,699
    Class C           8,877     8,877
    Class Z           9,305      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                 Columbia Tax-Managed Value Fund

VALUE OF A $10,000 INVESTMENT 06/01/99 - 04/30/04

[MOUNTAIN CHART]

 CLASS A
 SHARES
 WITHOUT       CLASS A
  SALES      SHARES WITH        RUSSELL 1000         S&P 500      S&P 500/BARRA
 CHARGE      SALES CHARGE       VALUE INDEX           INDEX        VALUE INDEX
---------    ------------       -----------        ---------       -----------
 $10000       $ 9425              $10000             $10000           $10000
  10200         9614               10349              10616            10427
   9733         9173               10046              10285            10107
   9358         8820                9673              10234             9851
   8641         8144                9335               9954             9466
   8866         8356                9873              10584            10001
   8799         8294                9796              10799             9942
   8749         8246                9843              11435            10316
   8357         7877                9522              10861             9988
   7741         7295                8815              10656             9363
   8624         8128                9890              11698            10340
   8774         8269                9776              11346            10271
   9215         8685                9878              11113            10303
   8724         8222                9427              11388             9896
   8607         8112                9545              11210            10094
   9090         8567               10075              11906            10771
   9124         8599               10168              11277            10769
   9507         8960               10418              11230            10970
   9440         8897               10032              10345            10408
   9982         9408               10534              10396            10944
   9940         9369               10574              10765            11406
   9906         9337               10280               9783            10650
   9565         9015                9917               9163            10229
   9698         9140               10403               9875            10923
   9881         9313               10637               9941            11038
   9614         9061               10401               9699            10680
   9864         9297               10379               9604            10495
   9814         9249                9963               9003             9889
   9447         8903                9262               8276             8949
   9497         8951                9182               8434             8949
   9863         9296                9716               9081             9517
   9938         9367                9945               9161             9662
   9722         9163                9868               9027             9397
   9596         9044                9884               8853             9314
  10088         9507               10352               9185             9791
   9655         9100                9996               8629             9300
   9621         9068               10046               8565             9337
   8530         8039                9470               7955             8748
   7822         7372                8589               7335             7802
   7897         7443                8654               7383             7856
   6780         6391                7692               6581             6958
   7405         6979                8262               7160             7536
   7997         7537                8783               7581             8066
   7630         7192                8401               7136             7647
   7347         6925                8198               6949             7437
   6923         6525                7979               6845             7235
   6898         6501                7993               6911             7226
   7414         6988                8696               7481             7940
   8014         7553                9258               7875             8525
   8198         7726                9374               7976             8587
   8156         7687                9513               8116             8778
   8289         7812                9662               8275             8967
   8122         7655                9567               8187             8805
   8414         7930               10152               8650             9407
   8497         8008               10291               8727             9492
   9087         8564               10924               9184            10078
   9213         8683               11117               9353            10257
   9456         8913               11355               9483            10488
   9415         8873               11255               9340            10416
   9182         8654               10979               9189            10156

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The S&P 500/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index by a single attribute: price-to-book ratio. The value index contains firms with lower price-to-book ratios. The S&P 500 Index was the fund's previous benchmark. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from June 1, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                     A                  B                 C            Z
----------------------------------------------------------------------------------------
INCEPTION                   06/01/99            06/01/99          06/01/99     06/01/99
----------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH     WITHOUT    WITH    WITHOUT   WITH     WITHOUT
----------------------------------------------------------------------------------------
6-month (cumulative)     9.09     2.82       8.69     3.69      8.69     7.69      9.25
1-year                  23.80    16.68      23.00    18.00     23.00    22.00     24.20
Life                    -1.72    -2.90      -2.40    -2.80     -2.40    -2.40     -1.46


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                     A                  B                  C            Z
----------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH     WITHOUT    WITH    WITHOUT   WITH     WITHOUT
----------------------------------------------------------------------------------------
6-month (cumulative)    15.91     9.24      15.56     10.56    15.56     14.56    16.12
1-year                  36.48    28.63      35.46     30.46    35.46     34.46    36.79
Life                    -1.23    -2.44      -1.91     -2.32    -1.91     -1.91    -0.97


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 9.09% WITHOUT SALES CHARGE.

o   THE FUND'S RETURN WAS HIGHER THAN ITS BENCHMARK, THE RUSSELL 1000 VALUE
    INDEX.

o FUND PERFORMANCE WAS AIDED BY HEAVY ALLOCATIONS TO TOP-PERFORMING MARKET SECTORS AND INCREASED INTEREST IN DIVIDEND-PAYING COMPANIES.

                                         RUSSELL 1000
                  CLASS A SHARES         VALUE INDEX
                      9.09%                  8.15%

                      arrow up             arrow up

                                   OBJECTIVE
                            Seeks long-term capital
                             growth while reducing
                         shareholder exposure to taxes

                                TOTAL NET ASSETS
                                  $78.7 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

    Class A                       10.93
    Class B                       10.65
    Class C                       10.65
    Class Z                       11.04

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

    Class A                        0.09
    Class B                        0.00*
    Class C                        0.00*
    Class Z                        0.12

 * Rounds to less than $0.01 per share.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                Columbia Tax-Managed Value Fund

For the six-month period ended April 30, 2004, Columbia Tax-Managed Value Fund class A shares returned 9.09% without sales charge. The fund outperformed both the Russell 1000 Value Index, which returned 8.15%, and the Morningstar Large Value Category average, which was 7.72%. 1

A FAVORABLE INVESTMENT CLIMATE

Although the economy's strong growth created a favorable investment climate for stocks, investors began to shift away from lower-quality companies, which had been the market leaders in 2003. As the economy moved from the recovery stage to solid growth, stocks of higher-quality companies, many of which pay dividends, began to outperform. The fund's exposure to these types of stocks helped it outperform its benchmark.

SECTOR SELECTION AIDS PERFORMANCE

The portfolio's holdings in the utilities, health care and energy sectors were especially important to overall performance. Among utility companies, Texas Utilities (TXU) negotiated attractive asset sales as it continued to restructure its business. Duke Energy also posted a solid gain. We bought the stock late last summer, when it was attractively priced, and we sold it during the period because it had met our price objective.

In the health care sector, the fund's most important holding was Aetna. The company had experienced significant erosion in its customer base. A new management team came in, lowered costs and turned the business around. Aetna has been a significant position for the fund for some time now, and while we have trimmed the position several times to capture gains from the stock's appreciation, we believe it may have further to go.

Within the energy sector, we maintained an overweight position in energy service. However, we sold Baker Hughes following an impressive upward move. Our investments in integrated oil companies also fared well as oil prices rose. Because oil production is declining in the United States, we have gained exposure to international oil companies such as British Petroleum (BP PLC) and Royal Dutch Petroleum, both of which contributed to the fund's return during the period.

FINANCIAL STOCKS WERE DISAPPOINTING

Financial stocks, which account for almost one-third of the portfolio, moved slightly higher during the period. However, they trailed overall index performance as increasing investor optimism about the economy translated into fears of higher interest rates. Shares of credit card

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

TOP 5 SECTORS AS OF 04/30/04 (%)

    Financials                            32.1
    Energy                                12.7
    Industrials                           10.6
    Consumer staples                       9.7
    Consumer discretionary                 8.5

TOP 10 HOLDINGS AS OF 04/30/04 (%)

    Citigroup                              4.9
    Exxon Mobil                            3.1
    ConocoPhillips                         2.4
    BP PLC                                 2.4
    Wells Fargo & Co.                      2.2
    American International Group           2.2
    Halliburton                            2.1
    Aetna                                  2.1
    U.S. Bancorp                           2.0
    Waste Management                       1.9

Holdings and sector breakdowns are calculated as a percentage of net assets.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 04/30/04 (%)

    TXU                                    1.6
    Aetna                                  2.1
    BP PLC                                 2.4
    Royal Dutch Petroleum                  1.0
    MBNA                                   1.0
    Merrill Lynch & Co.                    1.5
    Morgan Stanley                         1.2
    American International Group           2.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                Columbia Tax-Managed Value Fund

company MBNA, a new holding for the portfolio, fell over 10% toward the end of the period. Our holdings in leading financial institutions Merrill Lynch & Co. and Morgan Stanley also came under pressure.

Not all financial stocks underperformed, however. International insurer American International Group posted a strong gain, as its core business is substantially insulated from short-term shifts in rates.

A GUARDED OUTLOOK

Our outlook for the period ahead is somewhat cautious. The marked improvement in the job market near the end of the period points to the possibility of higher interest rates. We also believe that profit margins may have reached a near-term peak and that earnings growth may slow going forward.

However, we believe that dividends have the potential to become an increasingly more important component of total return. Our emphasis on high-quality, dividend-paying companies should perform well in such an environment. Dividend payouts have been on the rise since Congress reduced the tax on dividends in 2003, and we expect that trend to continue.

In keeping with our cautious outlook, we have also increased the number of holdings in the fund by about 15% in an effort to reduce risk in what has become a highly uncertain market. However, we did not make any significant changes to our sector allocations during the period because we continue to believe that keeping our allocations relatively close to index weights is another way of limiting the fund's overall volatility.

Gregory M. Miller has co-managed          Richard Dahlberg has co-managed the
Columbia Tax-Managed Value Fund           fund since October 2003 and has been
since April 2003 and has been with the    with the advisor since September 2003.
advisor and its predecessors since 1985.

/s/ Gregory M. Miller                      /s/ Richard E. Dahlberg

Brian Cunningham has co-managed
the fund since November 2003 and
has been with the advisor and its
predecessors since 1987.

/s/ Brian Cunningham

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Certain active tax-reduction techniques are used only if the fund's advisor believes they will help the fund achieve its investment goals. The fund expects to distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

FINANCIAL STATEMENTS____________________________________________________________
April 30, 2004                                        Columbia Tax-Managed Funds

                              A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

     INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's
                              holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

      STATEMENT OF ASSETS     This statement details the fund's assets,
          AND LIABILITIES     liabilities, net assets and share price for each
                              share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

  STATEMENT OF OPERATIONS     This statement details income earned by the fund
                              and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

     STATEMENT OF CHANGES     This statement demonstrates how the fund's net
            IN NET ASSETS     assets were affected by its operating results,
                              distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

       NOTES TO FINANCIAL     These notes disclose the organizational background
               STATEMENTS     of the fund, its significant accounting policies
                              (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

     FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the
                              fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)           Columbia Tax-Managed Aggressive Growth Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - 98.1%

CONSUMER DISCRETIONARY - 12.9%

   AUTO COMPONENTS - 3.4%
      Autoliv, Inc.                              3,760         159,913
      Dana Corp.                                 5,600         112,896
      Gentex Corp.                               3,220         126,643
                                                           -----------
                                 Auto Components Total         399,452

   HOTELS, RESTAURANTS & LEISURE - 2.3%
      Harrah's Entertainment, Inc.               1,300          69,134
      Hilton Hotels Corp.                        3,430          59,991
      International Game Technology              1,320          49,817
      MGM Mirage                                 1,870          85,665
                                                           -----------
                   Hotels, Restaurants & Leisure Total         264,607

   HOUSEHOLD DURABLES - 0.9%
      Garmin Ltd.                                3,190         102,590
                                                           -----------
                              Household Durables Total         102,590

   LEISURE EQUIPMENT & PRODUCTS - 0.9%
      Brunswick Corp.                            2,430          99,897
                                                           -----------
                    Leisure Equipment & Products Total          99,897

   MEDIA - 1.6%
      Univision Communications, Inc.,
        Class A (a)                              5,510         186,513
                                                           -----------
                                           Media Total         186,513

   MULTILINE RETAIL - 0.6%
      Dollar Tree Stores, Inc. (a)               2,790          75,190
                                                           -----------
                                Multiline Retail Total          75,190

   SPECIALTY RETAIL - 3.2%
      Bed Bath & Beyond, Inc. (a)                5,230         194,138
      Staples, Inc.                              3,190          82,174
      Williams-Sonoma, Inc. (a)                  2,970          96,466
                                                           -----------
                                Specialty Retail Total         372,778
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL       1,501,027

CONSUMER STAPLES - 0.7%

   FOOD PRODUCTS - 0.7%
      Dean Foods Co. (a)                         2,330          78,241
                                                           -----------
                                   Food Products Total          78,241
                                                           -----------
                                CONSUMER STAPLES TOTAL          78,241

ENERGY - 9.3%

   ENERGY EQUIPMENT & SERVICES - 5.0%
      BJ Services Co. (a)                        2,620         116,590
      Nabors Industries Ltd. (a)                 2,120          94,043
      National-Oilwell, Inc. (a)                 6,680         186,506
      Patterson-UTI Energy, Inc. (a)             3,570         129,198
      Rowan Companies, Inc. (a)                  2,700          60,210
                                                           -----------
                     Energy Equipment & Services Total         586,547


                                              SHARES        VALUE ($)
                                            ----------     -----------
   OIL & GAS - 4.3%
      Apache Corp.                               2,380          99,651
      Ashland, Inc.                              1,700          81,430
      Murphy Oil Corp.                           2,230         152,755
      XTO Energy, Inc.                           6,200         165,540
                                                           -----------
                                       Oil & Gas Total         499,376
                                                           -----------
                                          ENERGY TOTAL       1,085,923

FINANCIALS - 1.1%

   INSURANCE - 1.1%
      Ambac Financial Group, Inc.                1,930         133,170
                                                           -----------
                                       Insurance Total         133,170
                                                           -----------
                                      FINANCIALS TOTAL         133,170

HEALTH CARE - 25.6%

   BIOTECHNOLOGY - 3.0%
      Affymetrix, Inc. (a)                       1,560          47,674
      Amylin Pharmaceuticals, Inc. (a)           7,600         170,240
      ICOS Corp. (a)                             4,020         128,600
                                                           -----------
                                   Biotechnology Total         346,514

   HEALTH CARE EQUIPMENT & SUPPLIES - 6.0%
      Boston Scientific Corp. (a)                2,990         123,158
      Fisher Scientific International, Inc. (a)  1,600          93,680
      Kinetic Concepts, Inc. (a)                 2,500         121,000
      Smith & Nephew PLC                         6,200          63,044
      Varian Medical Systems, Inc. (a)           2,030         174,255
      Zimmer Holdings, Inc. (a)                  1,630         130,156
                                                           -----------
                Health Care Equipment & Supplies Total         705,293

   HEALTH CARE PROVIDERS & SERVICES - 9.0%
      Anthem, Inc. (a)                           1,050          93,009
      Caremark Rx, Inc. (a)                      7,180         243,043
      Community Health Systems, Inc. (a)         4,920         126,887
      DaVita, Inc. (a)                           4,600         235,060
      Manor Care, Inc.                           4,180         135,599
      McKesson Corp.                             2,100          69,006
      UnitedHealth Group, Inc.                   2,510         154,315
                                                           -----------
                Health Care Providers & Services Total       1,056,919

   PHARMACEUTICALS - 7.6%
      Barr Pharmaceuticals, Inc. (a)             3,570         147,869
      Elan Corp. PLC, ADR (a)                    7,600         164,160
      Endo Pharmaceuticals Holdings, Inc. (a)    5,100         121,737
      IVAX Corp. (a)                             5,660         120,558
      Medicis Pharmaceutical Corp., Class A      4,800         206,016
      Teva Pharmaceutical Industries Ltd., ADR   1,990         122,504
                                                           -----------
                                 Pharmaceuticals Total         882,844
                                                           -----------
                                     HEALTH CARE TOTAL       2,991,570


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)           Columbia Tax-Managed Aggressive Growth Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 9.6%

   AEROSPACE & DEFENSE - 0.3%
      L-3 Communications Holdings, Inc.            600          37,044
                                                           -----------
                             Aerospace & Defense Total          37,044

   BUILDING PRODUCTS - 0.8%
      Masco Corp.                                3,300          92,433
                                                           -----------
                               Building Products Total          92,433

   COMMERCIAL SERVICES & SUPPLIES - 5.3%
      Allied Waste Industries, Inc. (a)         12,170         153,220
      Corporate Executive Board Co.              2,820         145,653
      Education Management Corp. (a)             5,560         197,158
      Manpower, Inc.                             2,560         120,064
                                                           -----------
                  Commercial Services & Supplies Total         616,095

   ELECTRICAL EQUIPMENT - 1.0%
      American Power Conversion Corp.            6,170         115,132
                                                           -----------
                            Electrical Equipment Total         115,132

   MACHINERY - 1.4%
      Donaldson Co., Inc.                        6,000         164,580
                                                           -----------
                                       Machinery Total         164,580

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Fastenal Co.                               1,790          98,217
                                                           -----------
                Trading Companies & Distributors Total          98,217
                                                           -----------
                                     INDUSTRIALS TOTAL       1,123,501

INFORMATION TECHNOLOGY - 36.1%

   COMMUNICATIONS EQUIPMENT - 5.9%
      3Com Corp. (a)                            15,220          93,755
      Advanced Fibre Communications,
        Inc. (a)                                 1,500          25,050
      Andrew Corp. (a)                           3,100          52,545
      Avaya, Inc. (a)                            7,400         101,232
      Comverse Technology, Inc. (a)             14,100         230,676
      Foundry Networks, Inc. (a)                 2,330          26,329
      Polycom, Inc. (a)                          8,220         156,838
                                                           -----------
                        Communications Equipment Total         686,425

   COMPUTERS & PERIPHERALS - 1.1%
      Lexmark International, Inc. (a)            1,380         124,835
                                                           -----------
                         Computers & Peripherals Total         124,835

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.8%
      Agilent Technologies, Inc. (a)             6,800         183,668
      Amphenol Corp., Class A (a)                8,560         270,582
      CDW Corp.                                  2,810         175,597
      Flextronics International Ltd. (a)         6,080          97,888
      Symbol Technologies, Inc.                  2,430          29,160
      Vishay Intertechnology, Inc. (a)           8,580         149,292
                                                           -----------
              Electronic Equipment & Instruments Total         906,187


                                              SHARES        VALUE ($)
                                            ----------     -----------
   INTERNET SOFTWARE & SERVICES - 1.0%
      Check Point Software Technologies
        Ltd. (a)                                 5,020         117,619
                                                           -----------
                    Internet Software & Services Total         117,619

   IT SERVICES - 0.8%
      DST Systems, Inc. (a)                      2,150          94,922
                                                           -----------
                                     IT Services Total          94,922

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.9%
      Altera Corp. (a)                           4,460          89,245
      Amkor Technology, Inc. (a)                 5,590          45,167
      ARM Holdings PLC, ADR                      9,530          58,705
      ASML Holding NV, N.Y. Registered
        Shares (a)                               7,680         119,424
      Fairchild Semiconductor International,
        Inc. (a)                                 6,600         128,502
      Microchip Technology, Inc.                 6,720         188,294
      National Semiconductor Corp. (a)           2,780         113,396
      NVIDIA Corp. (a)                           3,640          74,766
      Teradyne, Inc. (a)                         3,810          77,648
      United Microelectronics Corp., ADR (a)    28,360         147,472
                                                           -----------
                        Semiconductors & Semiconductor
                                       Equipment Total       1,042,619

   SOFTWARE - 10.6%
      Amdocs Ltd. (a)                            7,990         212,134
      BEA Systems, Inc. (a)                      7,870          89,797
      BMC Software, Inc. (a)                     4,720          81,656
      Fair Isaac Corp.                           5,250         177,030
      Hyperion Solutions Corp. (a)               1,500          57,570
      Mercury Interactive Corp. (a)              3,490         148,499
      Novell, Inc. (a)                          10,880         104,883
      Siebel Systems, Inc. (a)                   9,480          97,454
      Symantec Corp. (a)                         2,750         123,887
      Synopsys, Inc. (a)                           900          24,057
      VERITAS Software Corp. (a)                 4,780         127,483
                                                           -----------
                                        Software Total       1,244,450
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL       4,217,057

MATERIALS - 1.8%

   CHEMICALS - 0.7%
      Potash Corp. of Saskatchewan, Inc.         1,060          86,348
                                                           -----------
                                       Chemicals Total          86,348
   METALS & MINING - 1.1%
      Peabody Energy Corp.                       2,600         121,914
                                                           -----------
                                 Metals & Mining Total         121,914
                                                           -----------
                                       MATERIALS TOTAL         208,262


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)           Columbia Tax-Managed Aggressive Growth Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 1.0%

   WIRELESS TELECOMMUNICATION SERVICES - 1.0%
      Nextel Partners, Inc., Class A (a)         8,550         114,142
                                                           -----------
             Wireless Telecommunication Services Total         114,142
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL         114,142

                                   TOTAL COMMON STOCKS
                                  (Cost of $9,698,380)      11,452,893

INVESTMENT COMPANY - 0.5%

      iShares MSCI Japan Index Fund
      (Cost of $55,790)                          5,990          60,739
                                                           -----------

                             TOTAL INVESTMENTS - 98.6%
                              (Cost of $9,754,170) (b)      11,513,632

                OTHER ASSETS & LIABILITIES, NET - 1.4%         157,080

                                   NET ASSETS - 100.0%      11,670,712

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                    ACRONYM                      NAME
                    -------                      ----
                      ADR             American Depositary Receipt


                       See notes to financial statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)                      Columbia Tax-Managed Growth Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - 98.0%

CONSUMER DISCRETIONARY - 8.1%

   MEDIA - 4.3%
      Univision Communications, Inc.,
        Class A (a)                            197,000       6,668,450
      Viacom, Inc., Class B                    181,872       7,029,353
                                                           -----------
                                           Media Total      13,697,803

   MULTILINE RETAIL - 1.9%
      Kohl's Corp. (a)                         148,000       6,184,920
                                                           -----------
                                Multiline Retail Total       6,184,920

   SPECIALTY RETAIL - 1.9%
      Lowe's Companies, Inc.                   114,000       5,934,840
                                                           -----------
                                Specialty Retail Total       5,934,840
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL      25,817,563

CONSUMER STAPLES - 9.8%

   FOOD & STAPLES RETAILING - 5.6%
      Walgreen Co.                             213,000       7,344,240
      Wal-Mart Stores, Inc.                    184,800      10,533,600
                                                           -----------
                        Food & Staples Retailing Total      17,877,840

   HOUSEHOLD PRODUCTS - 4.2%
      Colgate-Palmolive Co.                    110,000       6,366,800
      Procter & Gamble Co.                      64,500       6,820,875
                                                           -----------
                              Household Products Total      13,187,675
                                                           -----------
                                CONSUMER STAPLES TOTAL      31,065,515

ENERGY - 6.4%

   ENERGY EQUIPMENT & SERVICES - 3.6%
      Nabors Industries Ltd. (a)               185,000       8,206,600
      Noble Corp. (a)                           90,000       3,344,400
                                                           -----------
                     Energy Equipment & Services Total      11,551,000

   OIL & GAS - 2.8%
      Exxon Mobil Corp.                        206,000       8,765,300
                                                           -----------
                                       Oil & Gas Total       8,765,300
                                                           -----------
                                          ENERGY TOTAL      20,316,300

FINANCIALS - 20.5%

   CAPITAL MARKETS - 3.9%
      Lehman Brothers Holdings, Inc.            87,775       6,442,685
      Merrill Lynch & Co., Inc.                111,030       6,021,157
                                                           -----------
                                 Capital Markets Total      12,463,842

   COMMERCIAL BANKS - 2.4%
      Bank of America Corp. (b)                 94,300       7,590,207
                                                           -----------
                                Commercial Banks Total       7,590,207


                                              SHARES        VALUE ($)
                                            ----------     -----------
   DIVERSIFIED FINANCIAL SERVICES - 3.2%
      Citigroup, Inc.                          215,155      10,346,804
                                                           -----------
                  Diversified Financial Services Total      10,346,804

   INSURANCE - 8.5%
      American International Group, Inc.       121,854       8,730,839
      Chubb Corp.                               98,600       6,803,400
      RenaissanceRe Holdings Ltd.              106,380       5,605,162
      XL Capital Ltd., Class A                  77,800       5,940,030
                                                           -----------
                                       Insurance Total      27,079,431

   THRIFTS & MORTGAGE FINANCE - 2.5%
      Fannie Mae                                69,200       4,755,424
      New York Community Bancorp, Inc.         127,333       3,192,238
                                                           -----------
                      Thrifts & Mortgage Finance Total       7,947,662
                                                           -----------
                                      FINANCIALS TOTAL      65,427,946

HEALTH CARE - 18.7%

   BIOTECHNOLOGY - 1.7%
      Amgen, Inc. (a)                           93,800       5,278,126
                                                           -----------
                                   Biotechnology Total       5,278,126

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
      Medtronic, Inc.                          139,500       7,039,170
      St. Jude Medical, Inc. (a)               107,500       8,197,950
      Zimmer Holdings, Inc. (a)                 96,500       7,705,525
                                                           -----------
                Health Care Equipment & Supplies Total      22,942,645

   HEALTH CARE PROVIDERS & SERVICES - 2.1%
      Express Scripts, Inc., Class A (a)        86,500       6,689,910
                                                           -----------
                Health Care Providers & Services Total       6,689,910

   PHARMACEUTICALS - 7.7%
      AstraZeneca PLC, ADR                     130,000       6,220,500
      Eli Lilly & Co.                           81,000       5,978,610
      Pfizer, Inc.                             206,250       7,375,500
      Teva Pharmaceutical Industries Ltd.,
        ADR                                     80,000       4,924,800
                                                           -----------
                                 Pharmaceuticals Total      24,499,410
                                                           -----------
                                     HEALTH CARE TOTAL      59,410,091

INDUSTRIALS - 12.3%

   COMMERCIAL SERVICES & SUPPLIES - 1.9%
      Waste Management, Inc.                   216,900       6,159,960
                                                           -----------
                  Commercial Services & Supplies Total       6,159,960

   ELECTRICAL EQUIPMENT - 2.0%
      Emerson Electric Co.                     106,300       6,401,386
                                                           -----------
                            Electrical Equipment Total       6,401,386

   INDUSTRIAL CONGLOMERATES - 2.0%
      General Electric Co.                     211,910       6,346,705
                                                           -----------
                        Industrial Conglomerates Total       6,346,705


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)                      Columbia Tax-Managed Growth Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (continued)

   MACHINERY - 6.4%
      Deere & Co.                               87,000       5,919,480
      Eaton Corp.                              116,000       6,888,080
      Illinois Tool Works, Inc.                 87,000       7,500,270
                                                           -----------
                                       Machinery Total      20,307,830
                                                           -----------
                                     INDUSTRIALS TOTAL      39,215,881

INFORMATION TECHNOLOGY - 20.4%

   COMMUNICATIONS EQUIPMENT - 2.2%
      Cisco Systems, Inc. (a)                  342,700       7,152,149
                                                           -----------
                        Communications Equipment Total       7,152,149

   COMPUTERS & PERIPHERALS - 5.3%
      Dell, Inc. (a)                           100,000       3,471,000
      Hewlett-Packard Co.                      215,000       4,235,500
      Lexmark International, Inc. (a)           68,000       6,151,280
      Network Appliance, Inc. (a)              165,000       3,072,300
                                                           -----------
                         Computers & Peripherals Total      16,930,080

   IT SERVICES - 2.0%
      Affiliated Computer Services, Inc.,
        Class A (a)                            133,000       6,450,500
                                                           -----------
                                     IT Services Total       6,450,500

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.1%
      Intel Corp.                              240,000       6,175,200
      National Semiconductor Corp. (a)         122,000       4,976,380
      Texas Instruments, Inc.                  216,975       5,446,072
      Xilinx, Inc. (a)                          83,000       2,791,290
                                                           -----------
                        Semiconductors & Semiconductor
                                       Equipment Total      19,388,942

   SOFTWARE - 4.8%
      Electronic Arts, Inc. (a)                 72,000       3,644,640
      Microsoft Corp.                          297,300       7,720,881
      Symantec Corp. (a)                        85,000       3,829,250
                                                           -----------
                                        Software Total      15,194,771
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL      65,116,442

MATERIALS - 1.8%

   PAPER & FOREST PRODUCTS - 1.8%
      International Paper Co.                  140,500       5,664,960
                                                           -----------
                         Paper & Forest Products Total       5,664,960
                                                           -----------
                                       MATERIALS TOTAL       5,664,960

                                   TOTAL COMMON STOCKS
                                (Cost of $251,062,265)     312,034,698


                                             PAR (S)        VALUE ($)
                                            ----------     -----------
SHORT-TERM OBLIGATION - 2.0%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      04/30/04, due 05/03/04 at 0.880%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/26,
      market value $6,656,741
      (repurchase proceeds $6,521,478)
      (Cost of $6,521,000)                   6,521,000       6,521,000
                                                           -----------

                            TOTAL INVESTMENTS - 100.0%
                            (COST OF $257,583,265) (c)     318,555,698

                OTHER ASSETS & LIABILITIES, NET - 0.0%         (28,555)

                                   NET ASSETS - 100.0%     318,527,143

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Investments in affiliates during the six months ended April 30, 2004:

    Security Name: Bank of America Corp. (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Shares as of 10/31/03:                       86,300
    Shares bought:                               41,500
    Shares sold:                                (33,500)
    Shares as of 04/30/04:                       94,300
    Net realized gain:                       $  342,790
    Dividend income earned:                  $  117,280
    Value at end of period:                  $7,590,207

(c) Cost for both financial statement and federal income tax purposes is the same.

                    ACRONYM                      NAME
                    -------                      ----
                      ADR             American Depositary Receipt


                       See notes to financial statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)                   Columbia Tax-Managed Growth Fund II


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - 98.8%

CONSUMER DISCRETIONARY - 8.3%

   MEDIA - 4.5%
      Univision Communications, Inc.,
        Class A (a)                             28,530         965,740
      Viacom, Inc., Class B                     26,800       1,035,820
                                                           -----------
                                           Media Total       2,001,560

   MULTILINE RETAIL - 1.9%
      Kohl's Corp. (a)                          20,400         852,516
                                                           -----------
                                Multiline Retail Total         852,516

   SPECIALTY RETAIL - 1.9%
      Lowe's Companies, Inc.                    16,600         864,196
                                                           -----------
                                Specialty Retail Total         864,196
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL       3,718,272

CONSUMER STAPLES - 9.8%

   FOOD & STAPLES RETAILING - 5.5%
      Walgreen Co.                              28,500         982,680
      Wal-Mart Stores, Inc.                     26,170       1,491,690
                                                           -----------
                        Food & Staples Retailing Total       2,474,370

   HOUSEHOLD PRODUCTS - 4.3%
      Colgate-Palmolive Co.                     15,500         897,140
      Procter & Gamble Co.                       9,500       1,004,625
                                                           -----------
                              Household Products Total       1,901,765
                                                           -----------
                                CONSUMER STAPLES TOTAL       4,376,135

ENERGY - 6.5%

   ENERGY EQUIPMENT & SERVICES - 3.6%
      Nabors Industries Ltd. (a)                26,400       1,171,104
      Noble Corp. (a)                           12,500         464,500
                                                           -----------
                     Energy Equipment & Services Total       1,635,604

   OIL & GAS - 2.9%
      Exxon Mobil Corp.                         30,000       1,276,500
                                                           -----------
                                       Oil & Gas Total       1,276,500
                                                           -----------
                                          ENERGY TOTAL       2,912,104

FINANCIALS - 19.8%

   CAPITAL MARKETS - 4.0%
      Lehman Brothers Holdings, Inc.            12,425         911,995
      Merrill Lynch & Co., Inc.                 16,700         905,641
                                                           -----------
                                 Capital Markets Total       1,817,636

   COMMERCIAL BANKS - 1.8%
      Bank of America Corp. (b)                 10,300         829,047
                                                           -----------
                                Commercial Banks Total         829,047


                                              SHARES        VALUE ($)
                                            ----------     -----------
   DIVERSIFIED FINANCIAL SERVICES - 3.2%
      Citigroup, Inc.                           29,595       1,423,224
                                                           -----------
                  Diversified Financial Services Total       1,423,224


   INSURANCE - 8.4%
      American International Group, Inc.        17,463       1,251,224
      Chubb Corp.                               13,350         921,150
      RenaissanceRe Holdings Ltd.               14,900         785,081
      XL Capital Ltd., Class A                  10,500         801,675
                                                           -----------
                                       Insurance Total       3,759,130

   THRIFTS & MORTGAGE FINANCE - 2.4%
      Fannie Mae                                 9,085         624,321
      New York Community Bancorp, Inc.          17,766         445,394
                                                           -----------
                      Thrifts & Mortgage Finance Total       1,069,715
                                                           -----------
                                      FINANCIALS TOTAL       8,898,752

HEALTH CARE - 19.1%

   BIOTECHNOLOGY - 1.8%
      Amgen, Inc. (a)                           14,400         810,288
                                                           -----------
                                   Biotechnology Total         810,288

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.3%
      Medtronic, Inc.                           19,300         973,878
      St. Jude Medical, Inc. (a)                15,100       1,151,526
      Zimmer Holdings, Inc. (a)                 14,400       1,149,840
                                                           -----------
                Health Care Equipment & Supplies Total       3,275,244

   HEALTH CARE PROVIDERS & SERVICES - 2.1%
      Express Scripts, Inc., Class A (a)        12,000         928,080
                                                           -----------
                Health Care Providers & Services Total         928,080

   PHARMACEUTICALS - 7.9%
      AstraZeneca PLC, ADR                      18,500         885,225
      Eli Lilly & Co.                           12,500         922,625
      Pfizer, Inc.                              30,387       1,086,639
      Teva Pharmaceutical Industries Ltd.,
        ADR                                     11,000         677,160
                                                           -----------
                                 Pharmaceuticals Total       3,571,649
                                                           -----------
                                     HEALTH CARE TOTAL       8,585,261

INDUSTRIALS - 13.2%

   COMMERCIAL SERVICES & SUPPLIES - 2.3%
      Waste Management, Inc.                    35,600       1,011,040
                                                           -----------
                  Commercial Services & Supplies Total       1,011,040

   ELECTRICAL EQUIPMENT - 2.2%
      Emerson Electric Co.                      16,700       1,005,674
                                                           -----------
                            Electrical Equipment Total       1,005,674

   INDUSTRIAL CONGLOMERATES - 2.5%
      General Electric Co.                      37,155       1,112,792
                                                           -----------
                        Industrial Conglomerates Total       1,112,792


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)                   Columbia Tax-Managed Growth Fund II


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (continued)

   MACHINERY - 6.2%
      Deere & Co.                               12,000         816,480
      Eaton Corp.                               16,000         950,080
      Illinois Tool Works, Inc.                 12,000       1,034,520
                                                           -----------
                                       Machinery Total       2,801,080
                                                           -----------
                                     INDUSTRIALS TOTAL       5,930,586

INFORMATION TECHNOLOGY - 20.3%

   COMMUNICATIONS EQUIPMENT - 2.2%
      Cisco Systems, Inc. (a)                   47,395         989,134
                                                           -----------
                        Communications Equipment Total         989,134

   COMPUTERS & PERIPHERALS - 5.2%
      Dell, Inc. (a)                            14,000         485,940
      Hewlett-Packard Co.                       28,900         569,330
      Lexmark International, Inc. (a)            9,300         841,278
      Network Appliance, Inc. (a)               23,000         428,260
                                                           -----------
                         Computers & Peripherals Total       2,324,808

   IT SERVICES - 1.8%
      Affiliated Computer Services, Inc.,

        Class A (a)                             17,200         834,200
                                                           -----------
                                     IT Services Total         834,200

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
      Intel Corp.                               33,200         854,236
      National Semiconductor Corp. (a)          18,000         734,220
      Texas Instruments, Inc.                   29,350         736,685
      Xilinx, Inc. (a)                          13,700         460,731
                                                           -----------
                        Semiconductors & Semiconductor
                                       Equipment Total       2,785,872

   SOFTWARE - 4.9%
      Electronic Arts, Inc. (a)                 10,000         506,200
      Microsoft Corp.                           43,900       1,140,083
      Symantec Corp. (a)                        12,000         540,600
                                                           -----------
                                        Software Total       2,186,883
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL       9,120,897

MATERIALS - 1.8%

   PAPER & FOREST PRODUCTS - 1.8%
      International Paper Co.                   20,100         810,432
                                                           -----------
                         Paper & Forest Products Total         810,432
                                                           -----------
                                       MATERIALS TOTAL         810,432

                                   TOTAL COMMON STOCKS
                                 (Cost of $39,222,654)      44,352,439


                                              PAR ($)       VALUE ($)
                                            ----------     -----------
SHORT-TERM OBLIGATION - 1.6%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      04/30/04, due 05/03/04 at 0.880%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/26,
      market value $714,781
      (repurchase proceeds $700,051)
      (Cost of $700,000)                       700,000         700,000
                                                           -----------

                            TOTAL INVESTMENTS - 100.4%
                             (Cost of $39,922,654) (c)      45,052,439

              OTHER ASSETS & LIABILITIES, NET - (0.4)%        (170,587)

                                   NET ASSETS - 100.0%      44,881,852

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Investments in affiliates during the six months ended April 30, 2004:

    Security Name: Bank of America Corp. (As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

    Shares as of 10/31/03:                      12,100
    Shares bought:                               2,800
    Shares sold:                                (4,600)
    Shares as of 04/30/04:                      10,300
    Net realized gain:                      $   47,462
    Dividend income earned:                 $   16,480
    Value at end of period:                 $  829,047

(c) Cost for both financial statement and federal income tax purposes is the same.

                    ACRONYM                      NAME
                    -------                      ----
                      ADR             American Depositary Receipt


                       See notes to financial statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)                       Columbia Tax-Managed Value Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - 98.4%

CONSUMER DISCRETIONARY - 8.5%

   AUTOMOBILES - 0.9%
      General Motors Corp.                      14,104         668,812
                                                           -----------
                                     Automobiles Total         668,812

   HOTELS, RESTAURANTS & LEISURE - 1.9%
      Harrah's Entertainment, Inc.               4,087         217,347
      Wendy's International, Inc.               32,248       1,257,672
                                                           -----------
                   Hotels, Restaurants & Leisure Total       1,475,019

   LEISURE EQUIPMENT & PRODUCTS - 0.4%
      Mattel, Inc.                              19,682         333,807
                                                           -----------
                    Leisure Equipment & Products Total         333,807

   MEDIA - 4.2%
      Clear Channel Communications, Inc.        15,359         637,245
      Gannett Co., Inc.                          4,735         410,430
      McGraw-Hill Companies, Inc.               12,541         988,983
      Time Warner, Inc. (a)                     52,023         875,027
      Viacom, Inc., Class A                      9,288         363,718
                                                           -----------
                                           Media Total       3,275,403

   SPECIALTY RETAIL - 1.1%
      Office Depot, Inc. (a)                    50,875         890,821
                                                           -----------
                                Specialty Retail Total         890,821
                                                           -----------
                          CONSUMER DISCRETIONARY TOTAL       6,643,862

CONSUMER STAPLES - 9.7%

   BEVERAGES - 1.9%
      PepsiCo, Inc.                             26,977       1,469,977
                                                           -----------
                                       Beverages Total       1,469,977

   FOOD & STAPLES RETAILING - 0.6%
      Costco Wholesale Corp.                    11,616         435,019
                                                           -----------
                        Food & Staples Retailing Total         435,019

   FOOD PRODUCTS - 2.3%
      ConAgra Foods, Inc.                       33,087         955,883
      Kraft Foods, Inc., Class A                25,803         849,177
                                                           -----------
                                   Food Products Total       1,805,060

   HOUSEHOLD PRODUCTS - 3.8%
      Clorox Co.                                17,447         903,406
      Kimberly-Clark Corp.                      15,607       1,021,478
      Procter & Gamble Co.                      10,073       1,065,220
                                                           -----------
                              Household Products Total       2,990,104

   TOBACCO - 1.1%
      Altria Group, Inc.                        16,066         889,735
                                                           -----------
                                         Tobacco Total         889,735
                                                           -----------
                                CONSUMER STAPLES TOTAL       7,589,895


                                              SHARES        VALUE ($)
                                            ----------     -----------
ENERGY - 12.7%

   ENERGY EQUIPMENT & SERVICES - 2.1%
      Halliburton Co.                           56,369       1,679,796
                                                           -----------
                     Energy Equipment & Services Total       1,679,796

   OIL & GAS - 10.6%
      BP PLC, ADR                               35,261       1,865,307
      ConocoPhillips                            26,651       1,900,216
      Exxon Mobil Corp.                         57,269       2,436,796
      Marathon Oil Corp.                        39,414       1,322,734
      Royal Dutch Petroleum Co., N.Y.
        Registered Shares                       16,754         815,250
                                                           -----------
                                       Oil & Gas Total       8,340,303
                                                           -----------
                                          ENERGY TOTAL      10,020,099

FINANCIALS - 32.1%

   CAPITAL MARKETS - 7.0%
      Bank of New York Co., Inc.                36,265       1,056,762
      Goldman Sachs Group, Inc.                  6,219         600,133
      J.P. Morgan Chase & Co.                   31,949       1,201,282
      Merrill Lynch & Co., Inc.                 21,237       1,151,683
      Morgan Stanley                            18,006         925,328
      State Street Corp.                        11,200         546,560
                                                           -----------
                                 Capital Markets Total       5,481,748

   COMMERCIAL BANKS - 7.1%
      Bank One Corp.                            26,127       1,289,890
      Fifth Third Bancorp                        7,914         424,665
      National City Corp.                       16,847         584,085
      U.S. Bancorp                              61,273       1,571,040
      Wells Fargo & Co.                         31,214       1,762,342
                                                           -----------
                                Commercial Banks Total       5,632,022

   CONSUMER FINANCE - 1.0%
      MBNA Corp.                                31,859         776,722
                                                           -----------
                                Consumer Finance Total         776,722

   DIVERSIFIED FINANCIAL SERVICES - 4.9%
      Citigroup, Inc.                           80,619       3,876,968
                                                           -----------
                  Diversified Financial Services Total       3,876,968

   INSURANCE - 9.0%
      AFLAC, Inc.                               11,241         474,707
      Ambac Financial Group, Inc.               11,861         818,409
      American International Group, Inc.        24,226       1,735,793
      Berkshire Hathaway, Inc., Class A (a)          4         373,560
      Lincoln National Corp.                    15,798         709,014
      Marsh & McLennan Companies, Inc.           8,838         398,594
      St. Paul Travelers Companies, Inc.        21,177         861,269
      Willis Group Holdings Ltd.                22,694         824,019
      XL Capital Ltd., Class A                  11,470         875,734
                                                           -----------
                                       Insurance Total       7,071,099


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)                       Columbia Tax-Managed Value Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (continued)

   REAL ESTATE - 1.5%
      Archstone-Smith Trust, REIT               13,518         370,799
      Kimco Realty Corp., REIT                   9,678         413,638
      Vornado Realty Trust, REIT                 7,855         396,285
                                                           -----------
                                     Real Estate Total       1,180,722

   THRIFTS & MORTGAGE FINANCE - 1.6%
      Countrywide Financial Corp.                7,260         430,518
      Freddie Mac                               14,203         829,455
                                                           -----------
                      Thrifts & Mortgage Finance Total       1,259,973
                                                           -----------
                                      FINANCIALS TOTAL      25,279,254

HEALTH CARE - 4.8%

   HEALTH CARE PROVIDERS & SERVICES - 2.1%
      Aetna, Inc.                               19,897       1,646,477
                                                           -----------
                Health Care Providers & Services Total       1,646,477

   PHARMACEUTICALS - 2.7%
      Bristol-Myers Squibb Co.                  14,003         351,475
      Johnson & Johnson                          7,424         401,119
      Merck & Co., Inc.                          8,883         417,501
      Pfizer, Inc.                              26,965         964,268
                                                           -----------
                                 Pharmaceuticals Total       2,134,363
                                                           -----------
                                     HEALTH CARE TOTAL       3,780,840

INDUSTRIALS - 10.6%

   AEROSPACE & DEFENSE - 4.4%
      General Dynamics Corp.                     9,554         894,445
      Honeywell International, Inc.             27,924         965,612
      Raytheon Co.                              20,279         654,201
      United Technologies Corp.                 11,018         950,413
                                                           -----------
                             Aerospace & Defense Total       3,464,671

   COMMERCIAL SERVICES & SUPPLIES - 2.5%
      Avery Dennison Corp.                       7,361         472,797
      Waste Management, Inc.                    52,819       1,500,060
                                                           -----------
                  Commercial Services & Supplies Total       1,972,857

   INDUSTRIAL CONGLOMERATES - 1.4%
      Textron, Inc.                             20,249       1,117,340
                                                           -----------
                        Industrial Conglomerates Total       1,117,340

   MACHINERY - 2.3%
      Deere & Co.                               13,643         928,270
      Dover Corp.                               22,145         886,464
                                                           -----------
                                       Machinery Total       1,814,734
                                                           -----------
                                     INDUSTRIALS TOTAL       8,369,602


                                              SHARES        VALUE ($)
                                            ----------     -----------
INFORMATION TECHNOLOGY - 6.1%

   COMMUNICATIONS EQUIPMENT - 1.0%
      Nokia Oyj, ADR                            54,227         759,720
                                                           -----------
                        Communications Equipment Total         759,720

   COMPUTERS & PERIPHERALS - 2.0%
      International Business Machines Corp.      8,673         764,698
      Lexmark International, Inc., Class A (a)   9,394         849,781
                                                           -----------
                         Computers & Peripherals Total       1,614,479

   IT SERVICES - 1.2%
      Accenture Ltd., Class A (a)               38,158         907,016
                                                           -----------
                                     IT Services Total         907,016

   OFFICE ELECTRONICS - 1.5%
      Xerox Corp. (a)                           88,783       1,192,356
                                                           -----------
                              Office Electronics Total       1,192,356

   SOFTWARE - 0.4%
      Microsoft Corp.                           12,820         332,935
                                                           -----------
                                        Software Total         332,935
                                                           -----------
                          INFORMATION TECHNOLOGY TOTAL       4,806,506

MATERIALS - 3.2%

   CHEMICALS - 1.4%
      Air Products & Chemicals, Inc.            22,943       1,142,791
                                                           -----------
                                       Chemicals Total       1,142,791

   PAPER & FOREST PRODUCTS - 1.8%
      MeadWestvaco Corp.                        30,728         803,537
      Weyerhaeuser Co.                           9,934         588,093
                                                           -----------
                         Paper & Forest Products Total       1,391,630
                                                           -----------
                                       MATERIALS TOTAL       2,534,421

TELECOMMUNICATION SERVICES - 5.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
      BellSouth Corp.                           47,024       1,213,689
      CenturyTel, Inc.                           5,293         152,862
      SBC Communications, Inc.                  50,530       1,258,197
      Verizon Communications, Inc.              35,139       1,326,146
                                                           -----------
          Diversified Telecommunication Services Total       3,950,894
                                                           -----------
                      TELECOMMUNICATION SERVICES TOTAL       3,950,894


                       See notes to investment portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)                       Columbia Tax-Managed Value Fund


                                              SHARES        VALUE ($)
                                            ----------     -----------
COMMON STOCKS - (CONTINUED)

UTILITIES - 5.7%

   ELECTRIC UTILITIES - 5.7%
      American Electric Power Co., Inc.         25,641         780,512
      Consolidated Edison, Inc.                 29,079       1,198,346
      Entergy Corp.                             11,531         629,593
      Southern Co.                              21,690         623,804
      TXU Corp.                                 37,490       1,279,909
                                                           -----------
                              Electric Utilities Total       4,512,164
                                                           -----------
                                       UTILITIES TOTAL       4,512,164

                                   TOTAL COMMON STOCKS
                                 (Cost of $65,055,715)      77,487,537

INVESTMENT COMPANY - 1.1%

      iShares Russell 1000 Value Index Fund
      (Cost of $838,433)                        14,357         836,008
                                                           -----------


                                              PAR ($)       VALUE ($)
                                            ----------     -----------
SHORT-TERM OBLIGATION - 0.7%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      04/30/04, due 05/03/04 at 0.880%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/26,
      market value $572,916
      (repurchase proceeds $560,041)
      (Cost of $560,000)                       560,000         560,000
                                                           -----------

                            TOTAL INVESTMENTS - 100.2%
                             (Cost of $66,454,148) (b)      78,883,545

              OTHER ASSETS & LIABILITIES, NET - (0.2)%        (175,554)

                                   NET ASSETS - 100.0%      78,707,991

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                    ACRONYM                      NAME
                    -------                      ----
                      ADR             American Depositary Receipt
                     REIT            Real Estate Investment Trust


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds



                                                                         COLUMBIA
                                                                        TAX-MANAGED      COLUMBIA      COLUMBIA      COLUMBIA
                                                                        AGGRESSIVE     TAX-MANAGED    TAX-MANAGED   TAX-MANAGED
                                                                          GROWTH         GROWTH         GROWTH         VALUE
                                                                          FUND ($)       FUND ($)     FUND II ($)     FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Unaffiliated investments, at cost (including short-term obligation)    9,754,170    252,230,462     39,406,612    66,454,148
   Affiliated investment, at cost                                                --      5,352,803        516,042            --
                                                                        -----------    -----------    -----------   -----------
   Unaffiliated investments, at value                                    11,513,632    310,965,491     44,223,392    78,883,545
   Affiliated investment, at value                                               --      7,590,207        829,047            --
   Cash                                                                      40,919            446            958           618
   Receivable for:
     Investments sold                                                       327,842             --             --            --
     Fund shares sold                                                         1,340        941,624          1,659        20,314
     Dividends                                                                1,761        215,100         29,738       174,567
     Interest                                                                    --            160             17            14
   Expense reimbursement due from Investment Advisor/Administrator            8,019             39          9,796            --
   Deferred Trustees' compensation plan                                       1,319         15,791          2,737         4,416
   Other assets                                                                  --         30,665          7,673        10,908
                                                                        -----------    -----------    -----------   -----------
     Total Assets                                                        11,894,832    319,759,523     45,105,017    79,094,382
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for:
     Investments purchased                                                  115,516             --             --            --
     Fund shares repurchased                                                 44,587        552,830        113,480       202,380
     Investment advisory fee                                                  8,447        167,655         31,404        54,488
     Administration fee                                                         457         72,066          2,322         4,119
     Transfer agent fee                                                      12,427        187,485         27,030        46,465
     Pricing and bookkeeping fees                                               831         14,140            409         4,082
     Audit fee                                                               12,509         12,905         12,509        14,918
     Custody fee                                                                501             --            177         1,151
     Legal fee                                                               10,168          1,992          2,956         3,283
     Registration fee                                                         7,466          7,936             --            --
     Distribution and service fees                                            7,883        199,580         30,141        51,089
   Deferred Trustees' fees                                                    1,319         15,791          2,737         4,416
   Other liabilities                                                          2,009             --             --            --
                                                                        -----------    -----------    -----------   -----------
     Total Liabilities                                                      224,120      1,232,380        223,165       386,391

NET ASSETS                                                               11,670,712    318,527,143     44,881,852    78,707,991
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
   Paid-in capital                                                       23,571,007    433,449,567     70,535,283    90,392,288
   Undistributed net investment income (accumulated net
     investment loss)                                                      (120,551)    (1,625,542)      (252,979)       83,539
   Accumulated net realized loss                                        (13,539,206)  (174,269,315)   (30,530,237)  (24,197,233)
   Net unrealized appreciation on investments
                                                                          1,759,462     60,972,433      5,129,785    12,429,397
                                                                        -----------    -----------    -----------   -----------

NET ASSETS                                                               11,670,712    318,527,143     44,881,852    78,707,991



                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
                                                      Columbia Tax-Managed Funds



                                                                          COLUMBIA
                                                                        TAX-MANAGED     COLUMBIA        COLUMBIA      COLUMBIA
                                                                         AGGRESSIVE    TAX-MANAGED    TAX-MANAGED   TAX-MANAGED
                                                                           GROWTH        GROWTH          GROWTH        VALUE
                                                                          FUND ($)       FUND ($)      FUND II ($)    FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                             2,763,338     68,935,414      7,044,508    15,762,645
   Shares outstanding                                                       359,210      5,037,354        810,217     1,442,083
   Net asset value per share (a)                                               7.69          13.68           8.69         10.93
   Maximum sales charge                                                        5.75%          5.75%          5.75%         5.75%
   Maximum offering price per share (b)                                        8.16          14.51           9.22         11.60
-------------------------------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets                                                             7,341,155    201,694,902     30,345,050    49,984,815
   Shares outstanding                                                       980,963     15,580,181      3,603,035     4,693,570
   Net asset value and offering price per share (a)                            7.48          12.95           8.42         10.65
-------------------------------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets                                                             1,496,162     29,500,621      6,419,941    12,915,642
   Shares outstanding                                                       199,994      2,279,209        763,949     1,212,926
   Net asset value and offering price per share (a)                            7.48          12.94           8.40         10.65
-------------------------------------------------------------------------------------------------------------------------------
CLASS E:
   Net assets                                                                    --      7,226,841             --            --
   Shares outstanding                                                            --        531,175             --            --
   Net asset value per share (a)                                                 --          13.61             --            --
   Maximum sales charge                                                          --           4.50%            --            --
   Maximum offering price per share (b)                                          --          14.25             --            --
-------------------------------------------------------------------------------------------------------------------------------
CLASS F:
   Net assets                                                                    --     10,706,376             --            --
   Shares outstanding                                                            --        825,967             --            --
   Net asset value and offering price per share (a)                              --          12.96             --            --
-------------------------------------------------------------------------------------------------------------------------------
CLASS Z:
   Net assets                                                                70,057        462,989      1,072,353        44,889
   Shares outstanding                                                         9,072         33,395        122,259         4,066
   Net asset value, offering and redemption price per share                    7.72          13.86           8.77         11.04


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


                       See notes to financial statements.

STATEMENTS OF OPERATIONS________________________________________________________
For the Six Months Ended April 30, 2004 (unaudited)   Columbia Tax-Managed Funds



                                                                         COLUMBIA
                                                                        TAX-MANAGED     COLUMBIA       COLUMBIA      COLUMBIA
                                                                         AGGRESSIVE    TAX-MANAGED    TAX-MANAGED   TAX-MANAGED
                                                                           GROWTH        GROWTH         GROWTH         VALUE
                                                                          FUND ($)      FUND ($)      FUND II ($)    FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                 17,632      1,585,959        225,115       962,470
   Dividends from affiliates                                                     --        117,280         16,480            --
   Interest                                                                   1,144         34,884          4,895         6,929
   Foreign withholding tax                                                     (131)        (7,800)        (1,110)       (9,152)
                                                                        -----------    -----------    -----------   -----------
     Total Investment Income                                                 18,645      1,730,323        245,380       960,247
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                                                   53,277      1,000,213        188,280       329,358
   Administration fee                                                         3,330        416,756         11,767        20,585
   Service fee:
     Class A                                                                  4,031         89,005          9,524        21,173
     Class B                                                                 10,504        266,411         39,819        64,578
     Class C                                                                  2,028         38,244          8,246        17,122
     Class E                                                                     --          9,044             --            --
     Class F                                                                     --         13,470             --            --
   Distribution fee:
     Class A                                                                    806             --             --         4,235
     Class B                                                                 31,512        799,232        119,458       193,735
     Class C                                                                  6,083        114,733         24,738        51,366
     Class E                                                                     --          3,617             --            --
     Class F                                                                     --         40,410             --            --
   Transfer agent fee                                                        25,456        408,437         59,139        96,466
   Pricing and bookkeeping fees                                               6,577         50,780          6,351        17,221
   Trustees' fees                                                             2,875          7,453          2,373         3,101
   Custody fee                                                                3,672          4,484          1,687         3,685
   Audit fee                                                                 14,374         12,919         14,374        11,782
   Registration fee                                                          21,079         34,730         35,987        18,897
   Non-recurring costs (See Note 8)                                             204          5,377            761         1,329
   Other expenses                                                             6,617         29,770          7,748        14,820
                                                                        -----------    -----------    -----------   -----------
     Total Expenses                                                         192,425      3,345,085        530,252       869,453
   Fees and expenses waived or reimbursed by Investment
    Advisor/Administrator                                                   (53,998)            --        (33,518)           --
   Costs assumed by Investment Advisor (See Note 8)                            (204)        (5,377)          (761)       (1,329)
   Custody earnings credit                                                      (13)            (1)            (1)           (2)
                                                                        -----------    -----------    -----------   -----------
     Net Expenses                                                           138,210      3,339,707        495,972       868,122
                                                                        -----------    -----------    -----------   -----------
NET INVESTMENT INCOME (LOSS)                                               (119,565)    (1,609,384)      (250,592)       92,125
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
     Unaffiliated investments                                               971,287     15,957,765      1,807,336     2,809,339
     Affiliated investment                                                       --        342,829         47,467            --
     Foreign currency transactions                                             (753)            --             --            --
     Net realized loss on the disposal of investments
        in violation of restrictions (See Note 6)                                --             --             --            --
                                                                        -----------    -----------    -----------   -----------
   Net realized gain                                                        970,534     16,300,594      1,854,803     2,809,339
   Net change in unrealized appreciation/depreciation on investments       (997,243)      (355,514)       332,831     4,173,738
                                                                        -----------    -----------    -----------   -----------

NET GAIN (LOSS)                                                             (26,709)    15,945,080      2,187,634     6,983,077
                                                                        -----------    -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      (146,274)    14,335,696      1,937,042     7,075,202
                                                                        -----------    -----------    -----------   -----------



                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                      Columbia Tax-Managed Funds



                                                                           COLUMBIA TAX-MANAGED          COLUMBIA TAX-MANAGED
                                                                          AGGRESSIVE GROWTH FUND             GROWTH FUND
                                                                        --------------------------    -------------------------
                                                                         (UNAUDITED)                  (UNAUDITED)
                                                                         SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                                                           ENDED          ENDED          ENDED         ENDED
                                                                          APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                        2004 ($)       2003 ($)      2004 ($)       2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                     (119,565)      (219,729)    (1,609,384)   (2,735,267)
   Net realized gain (loss) on investments and foreign currency
     transactions                                                           970,534         39,575     16,300,594   (14,431,179)
   Net realized loss on the disposal of investments in violation of
     restrictions                                                                --             --             --            --
   Net change in unrealized appreciation/depreciation on investments       (997,243)     2,524,929       (355,514)   73,959,918
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease) from Operations                            (146,274)     2,344,775     14,335,696    56,793,472
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:

   Class A:
     Subscriptions                                                          405,061      2,125,101      6,921,933     6,638,498
     Redemptions                                                         (1,470,988)    (1,688,965)   (10,975,605)  (15,690,904)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                          (1,065,927)       436,136     (4,053,672)   (9,052,406)
                                                                        -----------    -----------    -----------   -----------

   Class B:
     Subscriptions                                                          107,457        671,525      2,060,392     6,283,356
     Redemptions                                                         (1,290,785)    (1,759,818)   (22,921,588)  (46,212,326)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                     (1,183,328)    (1,088,293)   (20,861,196)  (39,928,970)
                                                                        -----------    -----------    -----------   -----------

   Class C:
     Subscriptions                                                           46,861         81,847      1,445,699     2,908,437
     Redemptions                                                           (167,653)      (418,954)    (3,253,978)   (8,956,641)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                       (120,792)      (337,107)    (1,808,279)   (6,048,204)
                                                                        -----------    -----------    -----------   -----------

   Class E:
     Subscriptions                                                               --             --         68,915       105,637
     Redemptions                                                                 --             --        (60,524)     (150,292)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                                  --             --          8,391       (44,655)
                                                                        -----------    -----------    -----------   -----------

   Class F:
     Subscriptions                                                               --             --        172,637       197,836
     Redemptions                                                                 --             --       (162,420)     (330,673)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                                  --             --         10,217      (132,837)
                                                                        -----------    -----------    -----------   -----------

   Class Z:
     Subscriptions                                                           54,248         11,910          2,300       482,349
     Redemptions                                                               (133)            --         (1,735)     (154,915)
                                                                        -----------    -----------    -----------   -----------
        Net Increase                                                         54,115         11,910            565       327,434
                                                                        -----------    -----------    -----------   -----------
   Net Decrease from Share Transactions                                  (2,315,932)      (977,354)   (26,703,974)  (54,879,638)
                                                                        -----------    -----------    -----------   -----------
   Total Increase (Decrease) in Net Assets                               (2,462,206)     1,367,421    (12,368,278)    1,913,834
                                                                        -----------    -----------    -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

   Beginning of period                                                   14,132,918     12,765,497    330,895,421   328,981,587
                                                                        -----------    -----------    -----------   -----------
   End of period                                                         11,670,712     14,132,918    318,527,143   330,895,421
                                                                        -----------    -----------    -----------   -----------
   Accumulated net investment loss                                         (120,551)          (986)    (1,625,542)      (16,158)
                                                                        -----------    -----------    -----------   -----------



                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                      Columbia Tax-Managed Funds



                                                                           COLUMBIA TAX-MANAGED          COLUMBIA TAX-MANAGED
                                                                              GROWTH FUND II                 VALUE FUND
                                                                        --------------------------    -------------------------
                                                                        (UNAUDITED)                   (UNAUDITED)
                                                                         SIX MONTHS       YEAR         SIX MONTHS      YEAR
                                                                           ENDED          ENDED          ENDED        ENDED
                                                                         APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                        2004 ($)       2003 ($)      2004 ($)      2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                            (250,592)      (417,616)        92,125       144,918
   Net realized gain (loss) on investments                                1,854,803     (2,632,362)     2,809,339   (11,323,355)
   Net realized loss on the disposal of investments in
    violation of restrictions                                                    --             --             --            --
   Net change in unrealized appreciation/depreciation on investments        332,831     10,813,804      4,173,738    21,142,163
                                                                        -----------    -----------    -----------   -----------
        Net Increase from Operations                                      1,937,042      7,763,826      7,075,202     9,963,726
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income:
     Class A                                                                     --             --       (137,968)           --
     Class B                                                                     --             --         (9,525)           --
     Class C                                                                     --             --         (2,579)           --
     Class Z                                                                     --             --           (379)           --
                                                                        -----------    -----------    -----------   -----------
        Total Distributions Declared to Shareholders                             --             --       (150,451)           --
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:

   Class A:
     Subscriptions                                                          531,579      1,444,961        804,771     3,592,454
     Distributions reinvested                                                    --             --        118,332            --
     Redemptions                                                         (1,341,948)    (2,899,754)    (3,278,682)   (8,719,434)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                       (810,369)    (1,454,793)    (2,355,579)   (5,126,980)
                                                                        -----------    -----------    -----------   -----------
   Class B:
     Subscriptions                                                          771,196      1,882,364      1,169,818     3,240,450
     Distributions reinvested                                                    --             --          8,561            --
     Redemptions                                                         (3,287,533)    (6,472,623)    (5,661,572)  (11,898,465)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                     (2,516,337)    (4,590,259)    (4,483,193)   (8,658,015)
                                                                        -----------    -----------    -----------   -----------

   Class C:
     Subscriptions                                                          467,645        713,546        586,850     1,542,556
     Distributions reinvested                                                    --             --          2,136            --
     Redemptions                                                           (750,236)    (1,816,426)    (2,524,230)   (7,135,678)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                       (282,591)    (1,102,880)    (1,935,244)   (5,593,122)
                                                                        -----------    -----------    -----------   -----------

   Class Z:
     Subscriptions                                                          210,600         41,354         10,000        28,960
     Distributions reinvested                                                    --             --            379            --
     Redemptions                                                             (2,998)      (248,762)            --            --
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                             207,602       (207,408)        10,379        28,960
                                                                        -----------    -----------    -----------   -----------
   Net Decrease from Share Transactions                                  (3,401,695)    (7,355,340)    (8,763,637)  (19,349,157)
                                                                        -----------    -----------    -----------   -----------
   Total Increase (Decrease) in Net Assets                               (1,464,653)       408,486     (1,838,886)   (9,385,431)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                   46,346,505     45,938,019     80,546,877    89,932,308
                                                                        -----------    -----------    -----------   -----------
   End of period                                                         44,881,852     46,346,505     78,707,991    80,546,877
                                                                        -----------    -----------    -----------   -----------
   Undistributed net investment income (accumulated net
     investment loss                                                       (252,979)        (2,387)        83,539       141,865
                                                                        -----------    -----------    -----------   -----------



                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                      Columbia Tax-Managed Funds



                                                                          COLUMBIA TAX-MANAGED          COLUMBIA TAX-MANAGED
                                                                          AGGRESSIVE GROWTH FUND            GROWTH FUND
                                                                        --------------------------    -------------------------
                                                                        (UNAUDITED)                   (UNAUDITED)
                                                                         SIX MONTHS       YEAR         SIX MONTHS      YEAR
                                                                           ENDED          ENDED          ENDED         ENDED
                                                                          APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                          2004          2003           2004          2003
-------------------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES:

   Class A:
     Subscriptions                                                           50,981        306,687        502,282       560,514
     Redemptions                                                           (182,873)      (254,160)      (794,712)   (1,375,186)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                            (131,892)        52,527       (292,430)     (814,672)
                                                                        -----------    -----------    -----------   -----------
   Class B:
     Subscriptions                                                           13,709        105,120        158,219       587,037
     Redemptions                                                           (164,040)      (274,407)    (1,755,744)   (4,268,593)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                       (150,331)      (169,287)    (1,597,525)   (3,681,556)
                                                                        -----------    -----------    -----------   -----------
   Class C:
     Subscriptions                                                            5,824         12,186        111,408       270,413
     Redemptions                                                            (21,388)       (64,957)      (249,432)     (820,762)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                        (15,564)       (52,771)      (138,024)     (550,349)
                                                                        -----------    -----------    -----------   -----------
   Class E:
     Subscriptions                                                               --             --          5,013         8,644
     Redemptions                                                                 --             --         (4,455)      (13,658)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                                  --             --            558        (5,014)
                                                                        -----------    -----------    -----------   -----------
   Class F:
     Subscriptions                                                               --             --         13,372        17,598
     Redemptions                                                                 --             --        (12,350)      (29,586)
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                                  --             --          1,022       (11,988)
                                                                        -----------    -----------    -----------   -----------
   Class Z:
     Subscriptions                                                            6,763          1,861            174        40,880
     Redemptions                                                                (16)            --           (121)      (14,872)
                                                                        -----------    -----------    -----------   -----------
        Net Increase                                                          6,747          1,861             53        26,008
                                                                        -----------    -----------    -----------   -----------



                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                      Columbia Tax-Managed Funds



                                                                           COLUMBIA TAX-MANAGED          COLUMBIA TAX-MANAGED
                                                                              GROWTH FUND II                 VALUE FUND
                                                                        --------------------------    -------------------------
                                                                        (UNAUDITED)                   (UNAUDITED)
                                                                         SIX MONTHS       YEAR         SIX MONTHS      YEAR
                                                                           ENDED          ENDED          ENDED         ENDED
                                                                         APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                         2004           2003            2004         2003
 -------------------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES:

   Class A:
     Subscriptions                                                           60,124        201,123         73,703       393,479
     Issued for distributions reinvested                                         --             --         11,164            --
     Redemptions                                                           (152,230)      (407,311)      (298,845)     (961,953)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                        (92,106)      (206,188)      (213,978)     (568,474)
                                                                        -----------    -----------    -----------   -----------
   Class B:
     Subscriptions                                                           91,219        266,693        112,100       359,993
     Issued for distributions reinvested                                         --             --            827            --
     Redemptions                                                           (385,730)      (911,307)      (534,920)   (1,316,603)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                       (294,511)      (644,614)      (421,993)     (956,610)
                                                                        -----------    -----------    -----------   -----------
   Class C:
     Subscriptions                                                           55,156        100,076         55,308       169,090
     Issued for distributions reinvested                                         --             --            206            --
     Redemptions                                                            (88,825)      (258,061)      (238,483)     (785,239)
                                                                        -----------    -----------    -----------   -----------
        Net Decrease                                                        (33,669)      (157,985)      (182,969)     (616,149)
                                                                        -----------    -----------    -----------   -----------
   Class Z:
     Subscriptions                                                           23,563          5,807            920         3,007
     Issued for distributions reinvested                                         --             --             35            --
     Redemptions                                                               (332)       (34,998)            --            --
                                                                        -----------    -----------    -----------   -----------
        Net Increase (Decrease)                                              23,231        (29,191)           955         3,007
                                                                        -----------    -----------    -----------   -----------



                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS___________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

   Columbia Tax-Managed Aggressive Growth Fund
   Columbia Tax-Managed Growth Fund
   Columbia Tax-Managed Growth Fund II
   Columbia Tax-Managed Value Fund

INVESTMENT GOALS

Each Fund seeks long-term capital growth while reducing shareholder exposure to taxes. Columbia Tax-Managed Aggressive Growth Fund invests primarily in common stocks of small capitalization and middle capitalization companies that the Fund's investment advisor believes have long-term growth potential. Columbia Tax-Managed Growth Fund, Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund invest primarily in large capitalization and middle capitalization stocks.

FUND SHARES

The Funds may issue an unlimited number of shares. Columbia Tax-Managed Aggressive Growth Fund, Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z. Columbia Tax-Managed Growth Fund offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class E and Class F shares are trust shares. Such shares are held in an irrevocable trust on behalf of the shareholder until a trust termination date, as specified by the shareholder. At such time, the shares pass to the shareholder's beneficiary. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the amount of initial investment. Class E shares purchased without an initial sales charge are subject to a 1.00% CDSC on shares sold within eighteen months on an original purchase of $500,000 to $5 million. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will convert into Class E shares after eight years. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management

________________________________________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds are managed using investment strategies that are designed to reduce (but not eliminate) the Funds' payment of taxable distributions to shareholders. From time to time, the Funds expect to distribute taxable income and capital gains. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes, was:

                            UNREALIZED      UNREALIZED      NET UNREALIZED
                           APPRECIATION    DEPRECIATION      APPRECIATION
                           ------------    ------------     --------------
Columbia Tax-Managed
   Aggressive Growth Fund  $  2,151,361    $   (391,899)    $    1,759,462
Columbia Tax-Managed
   Growth Fund               67,159,802      (6,187,369)        60,972,433
Columbia Tax-Managed
   Growth Fund II             7,216,903      (2,087,118)         5,129,785
Columbia Tax-Managed
   Value Fund                13,520,348      (1,090,951)        12,429,397

The following capital loss carryforwards, determined as of October 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

________________________________________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

                 COLUMBIA        COLUMBIA         COLUMBIA
                TAX-MANAGED     TAX-MANAGED      TAX-MANAGED      COLUMBIA
                AGGRESSIVE        GROWTH           GROWTH        TAX-MANAGED
EXPIRING IN:    GROWTH FUND        FUND           FUND II        VALUE FUND
-----------    ------------    -------------    ------------    ------------
2005           $         --    $     559,490    $         --    $         --
2006                     --        9,583,819              --              --
2007                     --        1,695,876              --              --
2008                599,602       16,678,334       1,602,453          96,769
2009             11,034,417       90,676,212      18,063,082              --
2010              2,819,769       55,723,137       9,577,005      15,493,033
2011                     --       12,700,626       2,648,834      11,272,748
----------------------------------------------------------------------------
Total          $ 14,453,788    $ 187,617,494    $ 31,891,374    $ 26,862,550

Capital loss carryforwards of $49,141 were utilized and/or expired during the year ended October 31, 2003 for the Columbia Tax-Managed Aggressive Growth Fund. For the Columbia Tax-Managed Growth Fund, Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund, no capital loss carryforwards were utilized and/or expired for the year ended October 31, 2003. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

                                  FEES ON         FEES ON          FEES ON
                               AVERAGE DAILY   AVERAGE DAILY    AVERAGE DAILY
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   FIRST           NEXT            OVER
                               $500 MILLION    $500 MILLION      $1 BILLION
                               -------------   -------------    -------------
Columbia Tax-Managed
  Aggressive Growth Fund            0.80%           0.75%            0.70%
Columbia Tax-Managed Growth
  Fund                              0.60%           0.55%            0.50%
Columbia Tax-Managed Growth
  Fund II                           0.80%           0.75%            0.70%
Columbia Tax-Managed Value
  Fund                              0.80%           0.75%            0.70%

SUB-ADVISORY FEE

Stein Roe Investment Counsel ("SRIC") has been retained by Columbia as sub-advisor to Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II. As sub-advisor, SRIC is responsible for the daily investment operations of the two funds. Columbia, out of the investment advisory fee it receives, pays SRIC a monthly sub-advisory fee equal to a base rate of 0.20% annually of the average daily net assets for each of the two funds. This base fee of 0.20% can be adjusted quarterly to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance, as determined by Morningstar, Inc.'s Large Blend category, of each Fund over a specified period of time. In addition, Columbia's contract with SRIC provides that SRIC shall not receive a fee less than $350,000 per annum in the aggregate for managing both Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates:

Columbia Tax-Managed Aggressive Growth Fund    0.05%
Columbia Tax-Managed Growth Fund               0.25%
Columbia Tax-Managed Growth Fund II            0.05%
Columbia Tax-Managed Value Fund                0.05%

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual flat fee of $10,000 paid monthly, and in any month that a Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. Each Fund also pays additional

________________________________________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

fees for pricing services. For the six months ended April 30, 2004, the annualized effective pricing and bookkeeping fee rates for the Funds were as follows:

Columbia Tax-Managed Aggressive Growth Fund    0.099%
Columbia Tax-Managed Growth Fund               0.030%
Columbia Tax-Managed Growth Fund II            0.027%
Columbia Tax-Managed Value Fund                0.042%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2004, the Funds' annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, were as follows:

Columbia Tax-Managed Aggressive Growth Fund    0.38%
Columbia Tax-Managed Growth Fund               0.25%
Columbia Tax-Managed Growth Fund II            0.25%
Columbia Tax-Managed Value Fund                0.23%

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:

                                     FRONT-END
                                    SALES CHARGE
                                 ------------------
                                 CLASS A    CLASS E
                                 -------    -------
Columbia Tax-Managed
   Aggressive Growth Fund        $   834    $    --
Columbia Tax-Managed
   Growth Fund                     7,943         --
Columbia Tax-Managed
   Growth Fund II                  2,627         --
Columbia Tax-Managed
   Value Fund                      1,711         --

                                                   CDSC
                                 ------------------------------------------
                                 CLASS A    CLASS B    CLASS C     CLASS F
                                 -------   --------    -------     --------
Columbia Tax-Managed
   Aggressive Growth Fund        $    50   $ 19,146    $    27     $     --
Columbia Tax-Managed
   Growth Fund                        --    304,958        373           --
Columbia Tax-Managed
   Growth Fund II                     --     66,723        108           --
Columbia Tax-Managed
   Value Fund                         --     79,991      1,100           --

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

DISTRIBUTION FEES:         CLASS A   CLASS B   CLASS C    CLASS E     CLASS F
-------------------------  -------   -------   -------    -------     -------
Columbia Tax-Managed
   Aggressive Growth Fund     0.05%     0.75%     0.75%       N/A         N/A
Columbia Tax-Managed
   Growth Fund                 N/A      0.75%     0.75%      0.10%       0.75%
Columbia Tax-Managed
   Growth Fund II              N/A      0.75%     0.75%       N/A         N/A
Columbia Tax-Managed
   Value Fund                 0.05%     0.75%     0.75%       N/A         N/A


SERVICE FEES:              CLASS A   CLASS B   CLASS C    CLASS E     CLASS F
-------------------------  -------   -------   -------    -------     -------
Columbia Tax-Managed
   Aggressive Growth Fund     0.25%     0.25%     0.25%       N/A         N/A
Columbia Tax-Managed
   Growth Fund                0.25%     0.25%     0.25%      0.25%       0.25%
Columbia Tax-Managed
   Growth Fund II             0.25%     0.25%     0.25%       N/A         N/A
Columbia Tax-Managed
   Value Fund                 0.25%     0.25%     0.25%       N/A         N/A

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive fees and reimburse the Funds for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed certain expense limitations. Columbia, at its discretion, may revise or discontinue this arrangement any time. For the six months ended April 30, 2004, total expenses

________________________________________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

were limited to the following percentages annually of the Funds' average daily net assets:

                                      AVERAGE DAILY    AVERAGE DAILY
                                        NET ASSETS       NET ASSETS
                                          FIRST            OVER
                                       $100 MILLION     $100 MILLION
                                      -------------    -------------
Columbia Tax-Managed
   Aggressive Growth Fund                      1.25%            1.25%
Columbia Tax-Managed Growth Fund II            1.25%            1.50%

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Columbia Tax-Managed Aggressive Growth Fund, Columbia Tax-Managed Growth Fund, Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund paid $654, $904, $680 and $708, respectively, to Columbia for such services. These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                        PURCHASES          SALES
                                      -------------     ------------
Columbia Tax-Managed
   Aggressive Growth Fund             $   6,282,278     $  8,413,112
Columbia Tax-Managed
   Growth Fund                           67,277,381       91,664,008
Columbia Tax-Managed
   Growth Fund II                         9,318,250       12,179,325
Columbia Tax-Managed
   Value Fund                            16,869,378       22,979,190

NOTE 6. OTHER

During the six months ended April 30, 2004, Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II purchased shares of Bank of America Corp. in violation of investment restrictions. The shares that caused the violation were sold at a loss of $39 and $5 for Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II, respectively, and SRIC is in the process of reimbursing the Funds.

NOTE 7. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the six months ended April 30, 2004, the Funds did not borrow under this arrangement.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where

________________________________________________________________________________
April 30, 2004 (unaudited)                            Columbia Tax-Managed Funds

Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the fund.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

Columbia Tax-Managed Aggressive Growth Fund             $        204
Columbia Tax-Managed Growth Fund                               5,377
Columbia Tax-Managed Growth Fund II                              761
Columbia Tax-Managed Value Fund                                1,329

FINANCIAL HIGHLIGHTS____________________________________________________________
                                     Columbia Tax-Managed Aggressive Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS A SHARES                             2004              2003           2002          2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      7.82        $    6.44     $    7.01     $   12.36     $   11.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.05)           (0.08)        (0.09)        (0.09)        (0.04)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (0.08)            1.46         (0.48)        (5.26)         0.81
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations              (0.13)            1.38         (0.57)        (5.35)         0.77
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      7.69        $    7.82     $    6.44     $    7.01     $   12.36
Total return (c)(d)                           (1.66)%(e)       21.43%        (8.13)%      (43.28)%        6.64%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   1.55%(g)         1.55%         1.55%         1.55%         1.55%(g)
Net investment loss (f)                       (1.26)%(g)       (1.25)%       (1.27)%       (1.05)%       (1.19)%(g)
Waiver/reimbursement                           0.81%(g)         1.02%         0.69%         0.85%         1.82%(g)
Portfolio turnover rate                          48%(e)          116%          121%          188%           47%(e)
Net assets, end of period (000's)       $     2,763        $   3,838     $   2,825     $   4,043     $   5,227
--------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS B SHARES                              2004              2003          2002          2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      7.63        $    6.33     $    6.95     $   12.34     $   11.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.08)           (0.13)        (0.14)        (0.15)        (0.06)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (0.07)            1.43         (0.48)        (5.24)         0.81
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations              (0.15)            1.30         (0.62)        (5.39)         0.75
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      7.48        $    7.63     $    6.33     $    6.95     $   12.34
Total return (c)(d)                           (1.97)%(e)       20.54%        (8.92)%      (43.68)%        6.47%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)         2.25%         2.25%         2.25%         2.25%(g)
Net investment loss (f)                       (1.97)%(g)       (1.95)%       (1.97)%       (1.75)%       (1.89)%(g)
Waiver/reimbursement                           0.81%(g)         1.02%         0.69%         0.85%         1.82%(g)
Portfolio turnover rate                          48%(e)          116%          121%          188%           47%(e)
Net assets, end of period (000's)       $     7,341        $   8,632     $   8,238     $  10,979     $  18,080
--------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                     Columbia Tax-Managed Aggressive Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS C SHARES                             2004              2003          2002           2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      7.63        $    6.33     $    6.95     $   12.34     $   11.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.08)           (0.13)        (0.14)        (0.15)        (0.06)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (0.07)            1.43         (0.48)        (5.24)         0.81
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations              (0.15)            1.30         (0.62)        (5.39)         0.75
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      7.48        $    7.63     $    6.33     $    6.95     $   12.34
Total return (c)(d)                           (1.97)%(e)       20.54%        (8.92)%      (43.68)%        6.47%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)         2.25%         2.25%         2.25%         2.25%(g)
Net investment loss (f)                       (1.97)%(g)       (1.95)%       (1.97)%       (1.75)%       (1.89)%(g)
Waiver/reimbursement                           0.81%(g)         1.02%         0.69%         0.85%         1.82%(g)
Portfolio turnover rate                          48%(e)          116%          121%          188%           47%(e)
Net assets, end of period (000's)       $     1,496        $   1,644     $   1,699     $   2,508     $   1,567
--------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                            YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS Z SHARES                             2004              2003          2002           2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      7.83        $    6.43     $    7.03     $   12.37     $   11.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.04)           (0.07)        (0.07)        (0.07)        (0.03)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (0.07)            1.47         (0.53)        (5.27)         0.81
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations              (0.11)            1.40         (0.60)        (5.34)         0.78
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      7.72        $    7.83     $    6.43     $    7.03     $   12.37
Total return (c)                              (1.40)%(d)       21.77%        (8.53)%      (43.17)%        6.73%(d)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                   1.25%(f)         1.25%         1.25%         1.25%         1.25%(f)
Net investment loss (e)                       (1.00)%(f)       (0.95)%       (0.97)%       (0.75)%       (0.89)%(f)
Waiver/reimbursement                           0.81%(f)         1.02%         0.69%         0.85%         1.82%(f)
Portfolio turnover rate                          48%(d)          116%          121%          188%           47%(d)
Net assets, end of period (000's)       $        70        $      18     $       3     $      61     $     128
--------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                Columbia Tax-Managed Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS A SHARES                             2004             2003           2002          2001          2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     13.09       $   10.87      $   12.68     $   18.38     $   17.19      $   13.39
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                       (0.03)          (0.03)         (0.02)        (0.06)        (0.12)         (0.03)
Net realized and unrealized gain
   (loss) on investments                       0.62            2.25          (1.79)        (5.64)         1.31           3.83
                                        -----------       ---------      ---------     ---------     ---------      ---------
Total from investment operations               0.59            2.22          (1.81)        (5.70)         1.19           3.80
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     13.68       $   13.09      $   10.87     $   12.68     $   18.38      $   17.19
Total return (b)                               4.51%(c)       20.42%        (14.27)%      (31.01)%        6.92%         28.38%
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                   1.43%(e)        1.42%          1.41%         1.39%         1.44%          1.64%
Net investment loss (d)                       (0.39)%(e)      (0.28)%        (0.18)%       (0.38)%       (0.67)%        (0.21)%
Portfolio turnover rate                          21%(c)          39%            42%           82%           69%            80%
Net assets, end of period (000's)       $    68,935       $  69,764      $  66,760     $ 102,403     $ 163,502      $  97,531
-----------------------------------------------------------------------------------------------------------------------------


(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS B SHARES                              2004             2003           2002          2001          2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     12.43       $    10.39     $   12.22     $   17.85     $   16.82      $   13.20
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                       (0.07)           (0.11)        (0.11)        (0.17)        (0.26)         (0.15)
Net realized and unrealized gain
   (loss) on investments                       0.59             2.15         (1.72)        (5.46)         1.29           3.77
                                        -----------       ----------     ---------     ---------     ---------      ---------
Total from investment operations               0.52             2.04         (1.83)        (5.63)         1.03           3.62
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     12.95       $    12.43     $   10.39     $   12.22     $   17.85      $   16.82
Total return (b)                               4.18%(c)        19.63%       (14.98)%      (31.54)%        6.12%         27.42%
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                   2.18%(e)         2.17%         2.16%         2.14%         2.19%          2.39%
Net investment loss (d)                       (1.14)%(e)       (1.03)%       (0.93)%       (1.13)%       (1.42)%        (0.96)%
Portfolio turnover rate                          21%(c)           39%           42%           82%           69%            80%
Net assets, end of period (000's)       $   201,695       $  213,481     $ 216,801     $ 327,645     $ 532,082      $ 303,726
-----------------------------------------------------------------------------------------------------------------------------


(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                Columbia Tax-Managed Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS C SHARES                              2004             2003           2002          2001          2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     12.43       $    10.39     $   12.21     $   17.85     $   16.82      $   13.20
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                       (0.07)           (0.11)        (0.11)        (0.17)        (0.26)         (0.15)
Net realized and unrealized gain
   (loss) on investments                       0.58             2.15         (1.71)        (5.47)         1.29           3.77
                                        -----------       ----------     ---------     ---------     ---------      ---------
Total from investment operations               0.51             2.04         (1.82)        (5.64)         1.03           3.62
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     12.94       $    12.43     $   10.39     $   12.21     $   17.85      $   16.82
Total return (b)                               4.10%(c)        19.63%       (14.91)%      (31.60)%        6.12%         27.42%
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                   2.18%(e)         2.17%         2.16%         2.14%         2.19%          2.39%
Net investment loss (d)                       (1.14)%(e)       (1.03)%       (0.93)%       (1.13)%       (1.42)%        (0.96)%
Portfolio turnover rate                          21%(c)           39%           42%           82%           69%            80%
Net assets, end of period (000's)       $    29,501       $   30,035     $  30,837     $  47,069     $  80,232      $  46,869
-----------------------------------------------------------------------------------------------------------------------------


(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS E SHARES                              2004             2003          2002          2001         2000 (a)         1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     13.02       $    10.82     $   12.63     $   18.34     $   17.17      $   13.36
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.03)           (0.04)        (0.03)        (0.07)        (0.14)         (0.05)
Net realized and unrealized gain
   (loss) on investments                       0.62             2.24         (1.78)        (5.64)         1.31           3.83
                                        -----------       ----------     ---------     ---------     ---------      ---------
Total from investment operations               0.59             2.20         (1.81)        (5.71)         1.17           3.78
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     13.61       $    13.02     $   10.82     $   12.63     $   18.34      $   17.14
Total return (c)                               4.53%(d)        20.33%       (14.33)%      (31.13)%        6.81%         28.29%
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                   1.53%(f)         1.52%         1.51%         1.49%         1.54%          1.74%
Net investment loss (e)                       (0.49)%(f)       (0.38)%       (0.28)%       (0.48)%       (0.77)%        (0.31)%
Portfolio turnover rate                          21%(d)           39%           42%           82%           69%            80%
Net assets, end of period (000's)       $     7,227       $    6,908     $   5,794     $   6,820     $   9,171      $   1,089
-----------------------------------------------------------------------------------------------------------------------------


(a) Class E shares were collapsed into Class G shares on February 28, 2000, which were then redesignated Class E shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                Columbia Tax-Managed Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS F SHARES                              2004             2003           2002          2001        2000 (a)         1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     12.44       $    10.41     $   12.23     $   17.87     $   16.83      $   13.21
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.07)           (0.11)        (0.11)        (0.17)        (0.26)         (0.15)
Net realized and unrealized gain
   (loss) on investments                       0.59             2.14         (1.71)        (5.47)         1.30           3.71
                                        -----------       ----------     ---------     ---------     ---------      ---------
Total from investment operations               0.52             2.03         (1.82)        (5.64)         1.04           3.56
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     12.96       $    12.44     $   10.41     $   12.23     $   17.87      $   16.77
Total return (c)                               4.18%(d)        19.50%       (14.88)%      (31.56)%        6.18%         26.95%
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                   2.18%(f)         2.17%         2.16%         2.14%         2.19%          2.39%
Net investment loss (e)                       (1.14)%(f)       (1.03)%       (0.93)%       (1.13)%       (1.42)%        (0.96)%
Portfolio turnover rate                          21%(d)           39%           42%           82%           69%            80%
Net assets, end of period (000's)       $    10,706       $   10,265     $   8,709     $  10,101     $  13,368      $   2,025
-----------------------------------------------------------------------------------------------------------------------------


(a) Class F shares were collapsed into Class H shares on February 28, 2000, which were then redesignated Class F shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -------------------------------------------------------------------
CLASS Z SHARES                              2004             2003           2002          2001          2000         1999 (a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     13.24       $    10.96     $   12.76     $   18.46     $   17.23      $   15.56
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)              (0.01)           (0.01)         0.01         (0.02)        (0.08)         (0.02)
Net realized and unrealized gain
   (loss) on investments                       0.63             2.29         (1.80)        (5.68)         1.31           1.69
                                        -----------       ----------     ---------     ---------     ---------      ---------
Total from investment operations               0.62             2.28         (1.80)        (5.70)         1.23           1.67
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     13.86       $    13.24     $   10.96     $   12.76     $   18.46      $   17.23
Total return                                   4.68%(c)        20.80%       (14.11)%      (30.88)%        7.14%         10.73%(c)
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                   1.18%(e)         1.17%         1.16%         1.14%         1.19%          0.79%(e)
Net investment income (loss) (d)              (0.14)%(e)       (0.03)%        0.07%        (0.13)%       (0.42)%        (0.13)%(e)
Portfolio turnover rate                          21%(c)           39%           42%           82%           69%            80%
Net assets, end of period (000's)       $       463       $      442     $      80     $     915     $   1,941      $       1
-----------------------------------------------------------------------------------------------------------------------------


(a) Class Z shares were initially offered on January 11, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                             Columbia Tax-Managed Growth Fund II

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS A SHARES                              2004              2003          2002          2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      8.33        $    6.94     $    7.92     $   11.55     $   12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.02)           (0.02)        (0.02)        (0.04)        (0.07)
Net realized and unrealized
 gain (loss) on investments                    0.38             1.41         (0.96)        (3.59)        (0.38)
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations               0.36             1.39         (0.98)        (3.63)        (0.45)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      8.69        $    8.33     $    6.94     $    7.92     $   11.55
Total return (c)(d)                            4.32%(e)        20.03%       (12.37)%      (31.43)%       (3.75)%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   1.50%(g)         1.50%         1.50%         1.50%         1.50%(g)
Net investment loss (f)                       (0.45)%(g)       (0.33)%       (0.29)%       (0.42)%       (0.84)%(g)
Waiver/reimbursement                           0.14%(g)         0.25%         0.20%         0.16%         0.62%(g)
Portfolio turnover rate                          20%(e)           36%           49%           90%           32%(e)
Net assets, end of period (000's)       $     7,045        $   7,515     $   7,692     $   9,486     $   6,769
--------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on March 7, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS B SHARES                             2004              2003          2002           2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      8.10        $    6.80     $    7.82     $   11.51     $   12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.05)           (0.08)        (0.08)        (0.11)        (0.12)
Net realized and unrealized
 gain (loss) on investments                    0.37             1.38         (0.94)        (3.58)        (0.37)
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations               0.32             1.30         (1.02)        (3.69)        (0.49)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      8.42        $    8.10     $    6.80     $    7.82     $   11.51
Total return (c)(d)                            3.95%(e)        19.12%       (13.04)%      (32.06)%       (4.08)%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)         2.25%         2.25%         2.25%         2.25%(g)
Net investment loss (f)                       (1.20)%(g)       (1.08)%       (1.04)%       (1.17)%       (1.59)%(g)
Waiver/reimbursement                           0.14%(g)         0.25%         0.20%         0.16%         0.62%(g)
Portfolio turnover rate                          20%(e)           36%           49%           90%           32%(e)
Net assets, end of period (000's)       $    30,345        $  31,557     $  30,871     $  42,391     $  50,859
--------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on March 7, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                             Columbia Tax-Managed Growth Fund II

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS C SHARES                              2004              2003          2002          2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      8.08        $    6.78     $    7.80     $   11.50     $   12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.05)           (0.08)        (0.08)        (0.11)        (0.12)
Net realized and unrealized gain
 (loss) on investments                         0.37             1.38         (0.94)        (3.59)        (0.38)
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations               0.32             1.30         (1.02)        (3.70)        (0.50)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      8.40        $    8.08     $    6.78     $    7.80     $   11.50
Total return (c)(d)                            3.96%(e)        19.17%       (13.08)%      (32.17)%       (4.17)%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)         2.25%         2.25%         2.25%         2.25%(g)
Net investment loss (f)                       (1.20)%(g)       (1.08)%       (1.04)%       (1.17)%       (1.59)%(g)
Waiver/reimbursement                           0.14%(g)         0.25%         0.20%         0.16%         0.62%(g)
Portfolio turnover rate                          20%(e)           36%           49%           90%           32%(e)
Net assets, end of period (000's)       $     6,420        $   6,444     $   6,481     $   8,994     $   5,801
--------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on March 7, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30,         ---------------------------------------------------
CLASS Z SHARES                              2004              2003          2002          2001        2000 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      8.39        $    6.97     $    7.95     $   11.58     $   12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                       (0.01)           (0.01)           --(c)      (0.02)        (0.05)
Net realized and unrealized
  gain (loss) on investments                   0.39             1.43         (0.98)        (3.61)        (0.37)
                                        -----------        ---------     ---------     ---------     ---------
Total from investment operations               0.38             1.42         (0.98)        (3.63)        (0.42)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $      8.77        $    8.39     $    6.97     $    7.95     $   11.58
Total return (d)                               4.53%(e)        20.37%       (12.33)%      (31.35)%       (3.50)%(e)
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   1.25%(g)         1.25%         1.25%         1.25%         1.25%(g)
Net investment loss (f)                       (0.20)%(g)       (0.08)%       (0.04)%       (0.17)%       (0.59)%(g)
Waiver/reimbursement                           0.14%(g)         0.25%         0.20%         0.16%         0.62%(g)
Portfolio turnover rate                          20%(e)           36%           49%           90%           32%(e)
Net assets, end of period (000's)       $     1,072        $     831     $     894     $   1,211     $   4,740
--------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on March 7, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Tax-Managed Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,         -----------------------------------------------------------------
CLASS A SHARES                              2004              2003           2002          2001          2000       1999 (a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     10.10        $     8.89     $    11.40     $    11.41    $   10.64   $   12.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                      0.04              0.07           0.04           0.04         0.04          --(c)
Net realized and unrealized gain
   (loss) on investments                       0.88              1.14          (2.55)         (0.05)        0.73       (1.36)
                                        -----------        ----------     ----------     ----------    ---------   ---------
Total from investment operations               0.92              1.21          (2.51)         (0.01)        0.77       (1.36)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                    (0.09)               --             --             --           --          --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     10.93        $    10.10     $     8.89     $    11.40    $   11.41   $   10.64
Total return (d)                               9.09%(e)         13.61%        (22.02)%        (0.09)%       7.24%     (11.33)%(e)
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   1.55%(g)          1.70%          1.61%          1.71%        1.80%       1.77%(g)
Net investment income (f)                      0.78%(g)          0.72%          0.34%          0.32%        0.39%         --%(g)(h)
Portfolio turnover rate                          21%(e)            68%            72%            47%          76%         19%(e)
Net assets, end of period (000's)       $    15,763        $   16,725     $   19,767     $   25,694    $  14,017   $   7,528
----------------------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on June 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,         -----------------------------------------------------------------
CLASS B SHARES                             2004               2003           2002           2001         2000       1999 (a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      9.80        $     8.68     $    11.22     $    11.30    $   10.61   $   12.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                 --(c)             --(c)       (0.04)         (0.04)       (0.03)      (0.04)
Net realized and unrealized gain
   (loss) on investments                       0.85              1.12          (2.50)         (0.04)        0.72       (1.35)
                                        -----------        ----------     ----------     ----------    ---------   ---------
Total from investment operations               0.85              1.12          (2.54)         (0.08)        0.69       (1.39)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS:
From net investment income                       --(c)             --             --             --           --          --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     10.65        $     9.80     $     8.68     $    11.22    $   11.30   $   10.61
Total return (d)                               8.69%(e)         12.90%        (22.64)%        (0.71)%       6.50%     (11.58)%(e)
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)          2.40%          2.31%          2.41%        2.50%       2.60%(g)
Net investment income (loss) (f)               0.08%(g)          0.02%         (0.36)%        (0.38)%      (0.31)%     (0.83)%(g)
Portfolio turnover rate                          21%(e)            68%            72%            47%          76%         19%(e)
Net assets, end of period (000's)       $    49,985        $   50,117     $   52,701     $   69,720    $  49,112   $  14,622
----------------------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on June 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Tax-Managed Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,         -----------------------------------------------------------------
CLASS C SHARES                             2004               2003           2002           2001          2000      1999 (a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      9.80        $     8.68     $    11.22     $    11.30    $   10.61   $   12.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                 --(c)             --(c)       (0.04)         (0.04)       (0.03)      (0.04)
Net realized and unrealized gain
   (loss) on investments                       0.85              1.12          (2.50)         (0.04)        0.72       (1.35)
                                        -----------        ----------     ----------     ----------    ---------   ---------
Total from investment operations               0.85              1.12          (2.54)         (0.08)        0.69       (1.39)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS:
From net investment income                       --(c)             --             --             --           --          --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     10.65        $     9.80     $     8.68     $    11.22    $   11.30   $   10.61
Total return (d)                               8.69%(e)         12.90%        (22.64)%        (0.71)%       6.50%     (11.58)%(e)
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                   2.25%(g)          2.40%          2.31%          2.41%        2.50%       2.60%(g)
Net investment income (loss) (f)               0.08%(g)          0.02%         (0.36)%        (0.38)%      (0.31)%     (0.83)%(g)
Portfolio turnover rate                          21%(e)            68%            72%            47%          76%         19%(e)
Net assets, end of period (000's)       $    12,916        $   13,674     $   17,463     $   21,367    $  10,331   $   4,137
----------------------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on June 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.



                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,         -----------------------------------------------------------------
CLASS Z SHARES                              2004              2003           2002           2001         2000       1999 (a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     10.22        $     8.96     $    11.46     $    11.43    $   10.65   $   12.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                      0.06              0.10           0.07           0.07         0.07        0.01
Net realized and unrealized gain
   (loss) on investments                       0.88              1.16          (2.57)         (0.04)        0.71       (1.36)
                                        -----------        ----------     ----------     ----------    ---------   ---------
Total from investment operations               0.94              1.26          (2.50)          0.03         0.78       (1.35)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS:
From net investment income                    (0.12)               --             --             --           --          --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $     11.04        $    10.22     $     8.96     $    11.46    $   11.43   $   10.65
Total return (c)                               9.25%(d)         14.06%        (21.82)%         0.26%        7.32%     (11.25)%(d)
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                   1.25%(f)          1.40%          1.31%          1.41%        1.50%       1.50%(f)
Net investment income (e)                      1.08%(f)          1.02%          0.64%          0.62%        0.69%       0.27%(f)
Portfolio turnover rate                          21%(d)            68%            72%            47%          76%         19%(d)
Net assets, end of period (000's)       $        45        $       32     $        1     $        1    $       1   $   2,396
----------------------------------------------------------------------------------------------------------------------------


(a)  The Fund commenced investment operations on June 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

SHAREHOLDER MEETING RESULTS_____________________________________________________
                                                      Columbia Tax-Managed Funds

     On June 7, 2004, a Special Meeting of Shareholders of the Columbia Tax-Managed Growth Fund was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On March 31, 2004, the record date for the Meeting, the Columbia Tax-Managed Growth Fund had 24,660,366.70 shares outstanding. The votes cast were as follows:

PROPOSAL 1:

       Approval of a new Sub-Advisory Agreement between Columbia Management Advisors, Inc. and Stein Roe Investment Counsel, Inc. with regard to the Columbia Tax-Managed Growth Fund.

                   FOR:            AGAINST:        ABSTAIN:
               -------------      ----------      ----------
               16,535,187.95      167,395.79      364,920.39

     The new Sub-Advisory Agreement between Columbia Management Advisors, Inc. and Stein Roe Investment Counsel, Inc. with regard to Columbia Tax-Managed Growth Fund was approved.

     On June 7, 2004, a Special Meeting of Shareholders of the Columbia Tax-Managed Growth Fund II was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On March 31, 2004, the record date for the Meeting, the Columbia Tax-Managed Growth Fund II had 5,384,171.69 shares outstanding. The votes cast were as follows:

PROPOSAL 1:

       Approval of a new Sub-Advisory Agreement between Columbia Management Advisors, Inc. and Stein Roe Investment Counsel, Inc. with regard to the Columbia Tax-Managed Growth Fund II.

                   FOR:             AGAINST:       ABSTAIN:
               ------------        ---------      ----------
               4,033,129.71        31,244.48      105,047.15

     The new Sub-Advisory Agreement between Columbia Management Advisors, Inc. and Stein Roe Investment Counsel, Inc. with regard to Columbia Tax-Managed Growth Fund II was approved.

IMPORTANT INFORMATION ABOUT THIS REPORT_________________________________________
                                                      Columbia Tax-Managed Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Managed Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for Columbia Tax-Managed Aggressive Growth Fund and Columbia Tax-Managed Growth Fund II. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS__________________________________________________________________
                                                      Columbia Tax-Managed Funds

                              --------------------------------------------------
            LARGE GROWTH      Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor
                              --------------------------------------------------
             LARGE VALUE      Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value
                              --------------------------------------------------
           MIDCAP GROWTH      Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth
                              --------------------------------------------------
            MIDCAP VALUE      Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor
                              --------------------------------------------------
            SMALL GROWTH      Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity
                              --------------------------------------------------
             SMALL VALUE      Columbia Small Cap
                              Columbia Small Cap Value
                              --------------------------------------------------
                BALANCED      Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund
                              --------------------------------------------------
               SPECIALTY      Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities
                              --------------------------------------------------
    TAXABLE FIXED-INCOME      Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income
                              --------------------------------------------------
           FLOATING RATE      Columbia Floating Rate
                              Columbia Floating Rate Advantage
                              --------------------------------------------------
              TAX EXEMPT      Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                      Columbia Tax-Managed Funds

                              --------------------------------------------------
 SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond
                              --------------------------------------------------
            MONEY MARKET      Columbia Money Market
                              Columbia Municipal Money Market
                              --------------------------------------------------
    INTERNATIONAL/GLOBAL      Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger
                              --------------------------------------------------
                   INDEX      Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index


                              Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

                              For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                              Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[PHOTO OF eDELIVERY]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA TAX-MANAGED FUNDS SEMIANNUAL REPORT, APRIL 30, 2004

                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                 Holliston, MA
                                  Permit NO.20



[EAGLE HEAD LOGO]       COLUMBIAFUNDS

                        A MEMBER OF COLUMBIA MANAGEMENT GROUP

                        (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
                        ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                        800.345.6611 WWW.COLUMBIAFUNDS.COM


                                                  TM-03/827R-0404 (06/04)04/1360

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the

Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     Columbia Funds Trust I
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By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                        J. Kevin Connaughton, President and Treasurer

Date                                June 30, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                        J. Kevin Connaughton, President and Treasurer

Date                                June 30, 2004
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